UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-05684

Alpine Equity Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215
Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber	Rose DiMartino
Alpine Woods Capital Investors, LLC	Attorney at Law
2500 Westchester Avenue, Suite 215	Willkie Farr & Gallagher
Purchase, New York 10577	787 7th Avenue, 40th Floor
New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31, 2012

Date of reporting period: November 1, 2011 – October 31, 2012

Item 1: Shareholder Report

REAL ESTATE FUNDS

Alpine International Real Estate Equity Fund

Institutional Class (EGLRX)

Class A (EGALX)

Alpine Realty Income & Growth Fund

Institutional Class (AIGYX)

Class A (AIAGX)

Alpine Cyclical Advantage Property Fund

Institutional Class (EUEYX)

Alpine Emerging Markets Real Estate Fund

Institutional Class (AEMEX)

Class A (AEAMX)

Alpine Global Infrastructure Fund

Institutional Class (AIFRX)

Class A (AIAFX)

Alpine Global Consumer Growth Fund

Institutional Class (AWCGX)

Class A (AWCAX)

October 31,

2012

Annual Report

Additional Alpine Funds are offered in the Alpine Series Trust and Alpine Income Trust. These funds include:

Alpine Dynamic Dividend Fund	Alpine Transformations Fund

Alpine Accelerating Dividend Fund	Alpine Foundation Fund

Alpine Financial Services Fund	Alpine Municipal Money Market Fund

Alpine Innovators Fund	Alpine Ultra Short Tax Optimized Income Fund

Alpine’s Equity and Income Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Series Trust and Alpine Income Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook

Dear Investors:

Two thousand and twelve has been a difficult and complex year for investors, although it has provided mostly positive returns in the capital markets. We are looking forward to 2013 with increased confidence, even though it will likely bring forth new challenges. Five years after the peak of the debt-fueled coda to the post-cold war expansion, the developed economies of the world are finally beginning to address economic imbalances derived from societal priorities and economic constructs which were set during the prior two generations. This contrasts with many emerging market countries which are just now tackling issues of social equity, government services and personal choice, making them relatively unburdened by both such history and debt.

Central bankers around the world have stabilized the global economy and now politicians and policy makers must come to grips with the realities of a rapidly globalized world, via instant communication, next-day delivery and ‘just in time’ production. Whether you are in Stockholm or Sydney, Saskatoon or Sao Paolo, we are now interconnected at unprecedented levels with consequences we may not fully understand. Our rapidly evolving world can be both exciting and scary as well as profitable and problematic, but at Alpine we believe one can now look ahead with greater clarity to navigate both potential difficulties as well as opportunities.

Where Are We Now?

We still have to get past the “fiscal cliff”, which we hope will be concluded by the time you read this letter. This point in time signifies a potential crossroads, perhaps substantive, representing the country’s hope that our government can build upon mutual interests and address significant challenges thorough compromise. So, if the “fiscal cliff” has not been bridged by the time you read this, the stock markets may suffer more disappointment and volatility, and deeper questions could arise concerning our political process. However, we are confident that politicians realize that this era of political polarization has been costly to the economy and to their party, and if continued, will be costly to their careers. In similar fashion, we believe the game of ‘chicken’ that is playing out in European capitals between the ‘haves’ and the ‘have nots’ will result in a Eurozone where mutual fiscal responsibility will be rewarded with financial stability. The cost, however, has already been high in terms of unemployment and the earning power of the EU as a whole. We believe that the visible risks to economic and political stability, played out in both the media and the markets over the past few years, are finally in the process of being addressed. That is not to say that we can sound the “all-clear” and achieve “smooth sailing” in future years, since many structural problems remain, and no agreements have been finalized. Nonetheless, we are optimistic that the next five years have the potential to land most of us in a better place than we are today.

Since the depths of the “Global Financial Crisis” of late 2008 into early 2009, markets and individuals have continued to focus on jobs and debt. In the U.S., unemployment in 2009 rose above 10%, approaching the peak of the 1982 recession. Today, unemployment is 7.7% and has averaged 8.2% over the past five years, similar to the 8.4% average over five years ended April, 1985. However, in the context of the prior period of ten years, from October, 1997 to October, 2007, the average unemployment rate was 4.9% compared to 6.3% over the period from 1970 to 1980, which makes this recovery feel muted. There is another contextual explanation for this weak recovery. The Federal Reserve engineered the 1980/1982 downturn, pushing 10-Year Treasury bonds to 15.84% in September, 1981. Within a year, the yield was down by almost one-third to 11% and the seeds of recovery were sown, falling to 7.51% by year five, even though the average over that period was 11.30%. From the recent peak of 5.30%, in June, 2007, rates declined by one-fifth to 4.27% in a year and to 1.69% by October 31, 2002, averaging 3.14% over this period. Notably, this level represents a proportionately greater decline than the 1981-1986 period, but the comparative impact on borrowers, lenders and savers, has been weak. As measured by GDP, the 1981-86 period produced an average of 3.4% annual growth while the past five years average is 0.7%.

Hurricane Sandy And The “Big Easy”

Hurricane Sandy hammered the northeast coast of the U.S. about seven years after Hurricane Katrina devastated New Orleans and the Gulf Coast. The surging flood waters of both Sandy and Katrina laid bare the weaknesses of our infrastructure as well as our helplessness before Mother Nature’s fury. However, large differences in the geography, existing infrastructure, the scale of the storms as well as our capacity to cope with the disasters, suggest different legacies. Sandy affected roughly 60 million people, with 8.5 million losing power, compared to about three million with Katrina. However, Sandy damaged about 305,000 homes while Katrina damaged about 1.2 million. To date, Sandy has left behind a repair bill in excess of $60 billion in New York and New Jersey alone, with total costs expected to exceed $100 billion across 16 states, compared with $125 billion for Katrina. Fundamentally, our preparedness and ability to react to the storm was decidedly different. For Sandy, pre-storm warnings and preparation were effective, and FEMA’s strong and immediate post-storm response won praise from most corners. Further, President Obama, Governors Christie (NJ) and Cuomo (NY) and NYC Mayor Bloomberg provided encouraging messages that the repairs and rebuilding will swiftly commence, so consumer confidence remains quite strong. In contrast, when Katrina struck, the slower and less adequate response caused confidence to plummet as some people questioned our government’s ability to care for and protect its citizens. In 2005, our economy was still booming, while now it is certainly weaker. Our financial situation poses constraints well beyond typical concerns over the viability and costs of building defenses against the next great potential storm. We should take heart and gain confidence as initial discussion from government officials on reconstruction efforts is not centered on band-aid-like solutions, but on investing in R&D, technical capabilities and physical infrastructure which may yield unforeseen future returns on investment.

In a similar fashion, there has been much debate over where and how much to spend on repairing and building new defenses against the next financial storm that may hit our economy. The relative effectiveness of stimulus packages since 2008 – whether they were too small or properly apportioned – have been difficult to measure in a vacuum. Unfortunately, polarized politics intruded upon what should have been a bipartisan discussion of how to design and allocate support for growing better jobs and the economy. Meanwhile, America has spent over $1.4 trillion on wars since 2001, raising our debt and starving the government of much needed funds. As a result, we are now experiencing the slowest recovery to prior peak levels of wealth since the Great Depression.

To date, the main job of stabilizing the economy has fallen on the Federal Reserve, since neither Wall Street, the public sector, nor academia have come up with a plan to restructure or replace the broken credit delivery mechanisms which have carried over from the prior period. The goal of new lending should be to stimulate growth of the money supply, which could fuel both transaction volumes and new investment. So far, however, neither banks nor corporations are taking the plunge as monetary velocity (Gross Domestic Product ÷ Money Supply) remains at 50 year lows of 1.55 which compares with 1.91 in 2007, according to Bloomberg.

Wall Street’s securitization machine can no longer practice the alchemy of utilizing short- and medium- term funding for long term assets, or a pooling of mixed-quality assets, to create a higher rating or valuation in aggregate than if valued individually. Perhaps a basic flaw in the system was that the credit delivery mechanism had also become the hub of the debt capital creation process. In its place, central bankers from around the world have sought to create debt capacity by reducing interest rates and acquiring illiquid assets or poorly performing debt of countries, corporations and even the equities of REITs (e.g., Japan), in order to provide liquidity to the marketplace. These actions by central banks also instilled confidence that there would be a bid, if not an explicit floor, underneath asset prices. Indeed, these measures, known broadly as quantitative easing (QE), have lifted equity valuations as well as high-yield bond prices in the U.S., Europe, England and Japan as central bankers seek to stave off deflationary impulses. With a nod to New Orleans, which was stabilized after Katrina by the funding of major repairs and has further benefited from direct investment to resume growth, we refer to this global action by central bankers as ‘the Big Easy.’ Liquidity continues to flow from the B.O.E. (England), B.O.J. (Japan), E.C.B. (European Central Bank), and Federal Reserve through both domestic banking systems and capital markets. It is Alpine’s view that ‘the Big Easy’ is buying time for the world’s developed economies to redesign the domestic economic and societal priorities which have been shaped by the political debate and policy initiatives over the past many years.

Next Gen Mods Needed

What worked in the 1950’s, 1960’s and 1970’s, when our structures, mechanisms or policies were put in place, may no longer be essential, desirable or viable. Prioritization is often motivated by expediency, which in this case is driven by budget constraints. The reduction in tax receipts due to reduced investment, asset deflation and unemployment hit at the same time as a rise in payouts for food relief, unemployment insurance and healthcare costs, are exacerbating the problem. This has impacted American, European and Japanese economies alike over the past few years. For these reasons, we think that political pressures are combining with the deadline of elections, like the one we just experienced, to make governments accountable for their actions, (or lack thereof), as we prepare for the future knowing that we can no longer push these issues down the road.

Hopefully, the challenges we’re facing will provoke an honest and fundamental debate over the nature and scope of government activities, including healthcare, entitlements and pensions as well as may be what the trade-offs or benefits of budgetary actions. Europe and Japan will face the same issues – to promote competitive cost structures through labor reform and cost savings as well as to make focused investments in essential services and infrastructure. This should be considered in terms of who pays and who provides, be it from the household sector, the business sector or by way of government control or supervision. Alpine believes that the most competitive options may offer a combination of corporate and individual entrepreneurship in partnership with differing levels of cooperation and control. Furthermore, if there is to be either austerity or stimulus for any country, then it should be decided after conducting an honest debate to reset priorities and voters’ expectations.

Debt Deleveraging

Fiscal austerity or stimulus should not be considered in absolute terms. Rather, either approach should be considered relative to debt and equity levels, projected income and asset growth, the expected duration and velocity, as well as competitive factors. However, in a case like Greece – where the lender wants either to exit or reduce exposure – austerity may be the only mechanism to deleverage immediately and severely, accepting the impact of high unemployment (23.6% for Greece as of 09/30/2012) business failures and a collapse in standards of living.

Few countries have high debt-to-GDP levels like Greece, so some latitude exists as to how severe or protracted or even delayed the course of deleveraging could take. Countries capable of 4% to 6% GDP growth might be able to outgrow debt to GDP levels that are over 75%. Demographics are also a factor as countries with aging populations, like Japan, may face costs rising faster than income, which could deplete accumulated wealth over time. This is especially worrisome if those countries (like Japan) must finance very high deficits.

Greek sovereign debt solvency was the great market fear for the past three years. Now that the ECB, with backing from Germany, has been able to reassure markets that Greece will not be forced out of the EU currency, the entire region has been forced to reassess issues of national sovereignty, in light of budgetary restraints, social contracts and economic progress. These weak economies have put some pressure on European corporate earnings, which may decline further as the regional recession lingers. Fortunately, many companies have reduced debt levels like their American counterparts. Nevertheless, Alpine expects more European companies will belatedly follow the U.S. lead from 2009-2012 by issuing more equity to deleverage, as well as for selective mergers and acquisitions.

Across much of the globe, household deleveraging has been accomplished, although the U.S. still lags for structural reasons. U.S. household debt as a percentage of personal income has fallen from over 114% in September, 2009 to 97% this past June. This compares with the pre-2000 (Y2K) level of under 79%, putting us halfway there. If the declining trend in personal income actually improves, complete recovery should hasten.

In Europe and Australia, most home mortgages pay floating interest rates, so if rates fall by half, then so does the monthly carrying cost, adding to disposable income or to savings. In the U.S., fixed-rate mortgages require a refinancing process to capture lower rates. Unfortunately, some 12 million homes have mortgages that are worth more than their depreciated values, so people cannot refinance without paying down the mortgage. This ‘negative equity’ is constraining consumption and jobs mobility. Indeed this situation heightens the economic and social importance of the nascent housing recovery.

It is worth noting that total existing home sales in the U.S. are still 33% (according to National Association of Realtors) below the September, 2005 peak (just after Katrina!). National median home prices fell by over 59% when measured by a less volatile 12-month moving average, and have only recovered by 8.6% this year. although some markets such as Phoenix and parts of Southern California, are up over +20% year-over-year, in part due to aggressive institutional investors seeking to accumulate rental homes. New home sales have grown nicely off a much lower volume level, with total sales still -73% below the July, 2005 peak, as builders’ new home prices could not compete with foreclosed inventory over the past few years. Alpine believes that the strengthening home sales market will draw more housing investment once stringent mortgage lending rules are eased, permitting entry level buyers back into the market.

Similarly, car sales have been improving. Manufacturers are projecting continued strong demand based on the historically high average age of automobiles – over 11 years old – on the road. This pattern of slowly strengthening consumption and a slowly improving jobs market should reinforce one another, although high student loan debt, and higher unemployment for those under 25, could limit the buying patterns of this important demographic in the U.S.

Your Choice: Deflation Or Inflation

The mood of the marketplace is generally influenced by bouts of excess exuberance or pervasive pessimism, typically occurring at peaks or troughs in market sentiment. If mutual fund flows are to be a guide as to market sentiment, then it is clear that the extreme risk-off mentality from 2008 through this year has continued, albeit in more muted fashion. Equity funds continued to suffer redemptions, while bond funds continued to see strong flows, although it should be noted that high-yield bonds (formerly known as “junk bonds”) have received the lion’s share of new fund flows. This pattern of reduced risk aversion is in contrast to the decade from 1996 through 2006, when approximately $1.5 trillion flowed into equity mutual funds, roughly six times the amount that was invested in bond funds. Over the last five years, approximately $400 billion has been redeemed from equity funds, while $750 billion has flowed into bond funds. Given the historic low level of bond yields and the main monetary focus of central banks on what Alpine refers to as ‘the Big Easy’, this trend could last a bit longer, until the weight of money tips the scales too far. Since quantitative easing competitively reduces yield and theoretically crowds investors out of the bond market, investor sentiment may, at a point, dramatically shift new allocations back towards equities.

While the depressive conditions will likely affect one-third (Europe and Japan) of the global economy for possibly several years, another quarter (the U.S.) of the global economy appears on the mend. Meanwhile, much of the rest of the world is increasingly focused on domestic economic issues. Food and energy are among the most basic economic needs, which are now cheaper as a result of the slow global economy.

The cyclical supply and demand imbalance of energy and resources has had a negative effect on producers of these resources. Thus, the GDP growth of major energy and resource suppliers such as Brazil, Indonesia, Norway, Russia, Saudi Arabia, South Africa, Australia and North America have progressively slowed as the year has unfolded. On the other hand, this has been a benefit for consuming countries such as Japan, China, India, most of Europe, as well as the U.S. Since the U.S. and China will likely remain the dominant drivers of global economic activity over the next few years, we would expect this current energy pricing benefit to translate into near-term growth, which could produce a gradual expansion of demand for energy and resources. Thus, we believe the recent decline is near a cyclical trough, although growth similar to that achieved in 2005-2007 may be several years delayed.

Instead of commodities, the key future driver of emerging economies is the trend of rising global household wealth, whether measured in GDP or in household income. We believe the past decade’s trend should continue, with rising growth on the margin in Latin America, the ASEAN countries, and even Africa. Alpine sees a continued expansion and ascension of the middle class population across the world. As wages rise in tandem with both increased productivity and favorable demographics, supported by the traditional pattern of low cost production fueling industrialization, we expect greater need for new infrastructure as urbanization expands both scale and capacity. From there, basic production begins to shift toward value-added products, stimulating more middle class service jobs, supporting a growing pattern of domestic consumption. This pattern of urbanization and consumption promotes higher incomes and prices (inflation). Such a combination of enhanced productivity and supportive demographic characteristics are most prevalent in countries such as China and Brazil, while it is already relatively mature in countries such as Singapore, Hong Kong, the Czech Republic and Turkey, where per capita GDP is notably higher. In light of these trends, Alpine continues to expect the strongest GDP growth, corporate earnings growth and asset appreciation to come from the emerging markets.

Looking To The Future

We believe that the period of 2009 to 2012 has effectively been a period of diminishing uncertainty and gradual stabilization after the shock of 2008. Belatedly, this period has highlighted and accelerated the identification of economic weaknesses and some discussion of measures to improve upon the existing policies, protocols and mechanisms which organize our economic activity. In our view, it appears that 2013 and beyond will continue this period of transition. Over the next few years, we expect the current concerns over areas of visible risk to abate as political pragmatism should lead to reform. However, there will always be unchartered problems to confront, be they in the South China Sea or Antarctic Waters, continuing conflicts in the Middle East or Africa, and we can’t yet turn our back on (Eastern) European country debt. Nonetheless, individual investors could become more risk tolerant over the next few years, and institutional investors seeking higher portfolio returns may well be forced to shift the emphasis of new investments towards both public and private equities, as well as alternative categories and emerging markets. By 2016 through the end of the decade, we may well see signs of underlying inflation because reduced levels of capital spending over the past few years may create supply shortfalls, particularly in the energy and materials sectors. Furthermore, if activity in the developed economies begins to pick up steam, it is possible that the central banks in those countries may seek to shift capital off their balance sheets, effectively recycling money into the public markets. This could keep interest rates relatively high, depending on market conditions. Thus, the potential for a steeper yield curve and continued low short-term interest rates fueling the possibility of longer-term inflation might favor an array of investments including real estate, infrastructure and banks. Alpine also believes that alternative technologies – particularly in the fields of energy, healthcare, communications and transport, as well as pollution abatement and recycling –may attract investors. However, areas such as basic science and education may not provide the potential near-term earning power to attract private investment. Thus, there may be a role for public-private partnerships (PPP) which combine government oversight and sanctioning with private funding and entrepreneurship. We believe this could include sectors which may be deemed of national interest, such as infrastructure and security, which require significant capital outlays and oversight.

In summary, we believe that the global economy is still at the early stages of reallocating priorities, redirecting capital flows and reorienting our priorities in a manner that is conducive to job creation and economic inclusion of a broader segment of society. Investing for the future should be a national priority, from which we all have the potential to benefit as well as participate.

We wish to welcome Eleanor Hoagland to the Alpine Funds’ Board of Trustees. Eleanor was appointed to the Board in October, 2012 and has had a distinguished career in the investment business, including previously serving as the Chief Compliance Officer of the River Source Mutual Funds. She also is well-versed in risk management, having led such an effort for the Seligman Fund group. We look forward to her contributing to the betterment of shareholders.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

This letter and the letters that follow represent the opinion of Alpine Funds’ management and are subject to change, are not guaranteed, and should not be considered investment advice.

Please refer to the schedule of investments for Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. References to other funds should not be interpreted as an offer of these securities.

Disclosures and Definitions

Disclosure

The specific market, sector or investment conditions that contributed to a Fund’s performance may not be replicated in future periods.

Please refer to the schedule of investments for Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit or protect against loss in a declining market.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

A portion of the Fund’s distributions may be comprised of return-of-capital or short-term or long-term capital gains. To the extent that the distribution is from a source other than net investment income, a 19a-1 notice will be provided and is available on our website.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Real Estate Funds – Definitions

ASEAN is the Association of Southeast Nations which includes Indonesia, Malaysia, the Philippines, Singapore, Thailand, Brunei, Burma (Myanmar), Cambodia, Laos and Vietnam.

Average Weight refers to the average weight of the holding in the portfolio during the reporting period.

Bloomberg Mortgage REIT Index is a market-capitalization-weighted index of infinite-life mortgage REITs having a market capitalization of $15 million or greater. The Index has a base value of 100 as of December 31, 1993 and is revised semi-annually.

Bloomberg REIT Index is a market-capitalization-weighted index of Real Estate Investment Trusts having a market capitalization of $15 million or greater. The Index excludes mortgage-related REITs.

BM&F Bovespa Index (IMOBBV) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

Book Value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Capitalization Rate (or “cap rate”) is the ratio between the net operating income produced by an asset and its capital cost (the original price paid to buy the asset) or alternatively, its current market value.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Dividend Yield (Funds) represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period-ending fund share price. It does not reflect capital gains distributions.

Dividend Yield (Companies) represents what a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

Diversification – means reducing risk by investing in a variety of assets. Diversification does not assure a profit or protect against a loss in a declining market.

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is essentially Net Income with Interest, Taxes, Depreciation, and Amortization added back to it. EBITDA can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions. However, this is a non-GAAP measure that allows a greater amount of discretion as to what is (and is not) included in the calculation. This also means that companies often change the items included in their EBITDA calculation from one reporting period to the next.

Enterprise Value is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise value is calculated as market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Free Cash Flow (FCF) is a measure of financial performance calculated as operating cash flow minus capital expenditures. FCF represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. FCF is important because it allows a company to pursue opportunities that enhance shareholder value.

FTSE EPRA/NAREIT® Emerging Index is an unmanaged index designed to track the performance of listed real estate securities companies in emerging countries worldwide. The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index

Disclosures and Definitions (Continued)

providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds.

FTSE EPRA/NAREIT® Global Index is an unmanaged index designed to track the performance of publicly-traded companies engaged in the real estate business in developed and emerging real estate markets/regions around the world. The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds.

FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide. The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds.

FENEI is an extension to the FTSE EPRA/NAREIT Index Series.

Gross Domestic Product (GDP) is the market value of all officially recognized final goods and services produced within a country in a given period of time.

MSCI ACWI Consumer Staples Index USD is a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets for the Consumer Staples GICS® sector. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

MSCI ACWI Consumer Discretionary Index USD is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets for the Consumer Discretionary GICS® sector. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float adjusted market-cap weighted index designed to measure developed market equity performance.

MSCI Emerging Markets Index USD is a free-float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

MSCI REIT (RMS) Index is a total return index comprising the most actively-traded real estate investment trusts and designed to be a measure of real estate equity performance. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

MSCI US REIT Index Gross USD is a free-float-adjusted market capitalization-weighted index that is comprised of the most actively-traded equity REITs that are of reasonable size in terms of full-and free-float-adjusted market capitalization. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

MSCI World Index USD is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Source: MSCI. MSCI data may not be reproduced or used for any other purpose.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Normalized earnings is an earnings metric that shows what earnings look like smoothed out in the long run, taking into account the cyclical changes in an economy or stock.

Disclosures and Definitions (Continued)

Return on Capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders’ equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

S&P Developed BMI Property Net is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

S&P Developed Ex-U.S. Property Index defines and measures the investable universe of publicly-traded real estate companies domiciled in developed countries outside of the United States. The companies in the Index are engaged in real estate-related activities such as property ownership, management, development, rental and investment.

S&P Developed Property Index defines and measures the investable universe of publicly-traded real estate companies domiciled in developed countries. The companies in the index are engaged in real estate-related activities such as property ownership, management, development, rental and investment.

S&P Global Infrastructure Index is comprised of 75 of the largest publicly-listed infrastructure companies that meet specific investability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global infrastructure industry, from both developed markets and emerging markets.

Each Lipper Average represents a universe of Funds with similar invest objectives.

An investor cannot invest directly in an index.

Equity Manager Reports

Alpine International Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine Cyclical Advantage Property Fund

Alpine Emerging Markets Real Estate Fund

Alpine Global Infrastructure Fund

Alpine Global Consumer Growth Fund

Alpine International Real Estate Equity Fund

Comparative Annualized Returns as of 10/31/12 (Unaudited)

	1 Year	3 Years	5 Years	10 Years	Since Inception (2/1/1989)

Alpine International Real Estate Equity Fund — Institutional Class	11.57%	2.53%	-11.37%	8.36%	5.42%

FTSE EPRA/NAREIT® Global Ex-U.S. Real Estate Index(1)	18.07%	8.01%	N/A	N/A	N/A

MSCI EAFE Index	4.61%	2.83%	-5.81%	7.73%	3.98%

S&P Developed Ex-U.S. Property Index(2)	19.43%	10.06%	-4.29%	12.19%	N/A

Lipper International Real Estate Funds Average(3)	20.68%	7.97%	-5.63%	10.07%	5.42%

Lipper International Real Estate Funds Ranking(3)	54/55	44/44	37/37	3/3	1/1

Gross Expense Ratio: 1.39%(4)

Net Expense Ratio: 1.39%(4)

(1)

Index commenced on 10/31/2008. Effective February 28, 2012, the Fund changed the benchmark against which it measures its performance from the S&P Developed Property Index to the FTSE EPRA/NAREIT® Global Ex-U.S. Index. The Adviser believes the FTSE EPRA/NAREIT® Global Ex U.S. Index more accurately reflects the investment strategy of the Fund.

(2)	Index commenced on 7/31/1989.
(3)	The since inception data represents the period beginning 2/2/1989.
(4)	As disclosed in the prospectus dated February 28, 2012.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

Performance of Class A shares is not shown because this share class commenced operations on December 30, 2011.

The FTSE EPRA/NAREIT® Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide. The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds. MSCI EAFE (Europe, Australasia, Far East) Index is a free float adjusted market-cap weighted index designed to measure developed market equity performance. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P Developed Ex-U.S. Property Index defines and measures the investable universe of publicly-traded real estate companies domiciled in developed countries outside of the United States. The companies in the Index are engaged in real estate-related activities such as property ownership, management, development, rental and investment. The Lipper International Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P Developed Ex-U.S. Property Index, the MSCI EAFE Index FTSE EPRA/NAREIT® Global Ex-U.S. Real Estate Index and the Lipper International Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper International Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine International Real Estate Equity Fund (Continued)

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	South Asian Real Estate PLC	5.28%
	2.	Direcional Engenharia SA	4.79%
	3.	Iguatemi Empresa de Shopping
		Centers SA	4.57%
	4.	Multiplan Empreendimentos
		Imobiliarios SA	4.56%
	5.	Regus PLC	3.56%
	6.	Sao Carlos Empreendimentos
		e Participacoes SA	3.56%
	7.	LXB Retail Properties PLC	3.09%
	8.	BR Malls Participacoes SA	3.07%
	9.	BR Properties SA	2.97%
	10.	Central Pattana PCL	2.90%

	*

Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 10/31/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine International Real Estate Equity Fund (Continued)

Commentary

Dear Investor:

We are pleased to present the 2012 annual report for the Alpine International Real Estate Equity Fund. For the twelve months ended October 31, 2012, the Fund generated a total return of 11.57%. This compares with the return of the S&P Developed (Ex-US) Property Total Return Index of 19.43% and the FTSE EPRA/NAREIT Global Ex-US Index of 18.07%. The broader MSCI EAFE Index produced a total return of 4.61%. The Fund’s lagging returns for the year reflect, primarily, its greater exposure to emerging markets than the aforementioned property indices, particularly in the second calendar quarter of this fiscal year. In addition, the Fund’s general underweight position in European real estate stocks did not fully capture the bank credit rally which significantly benefited real estate stocks during that same period. Weightings aside, many of the portfolio holdings performed well over the past year. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

In light of the current global slowdown, investors focused on growth opportunities have had to be both selective and active. With regard to real estate stock returns, the broad driver over the course of the past year has been investors’ heightened search for yield, both from real estate cash flow and equity dividends. Given the global push toward lower rates by most of the world’s central banks it is not surprising to us that real estate stocks performed well despite ongoing concerns that the pace of economic growth might not stimulate adequate user demand for real estate. On the other hand, growth in the supply of real estate has been limited by continued lender caution amidst uncertain renter/buyer demand in a prolonged soft economy. Thus, despite the reduced rate of absorption, or use of vacant space, occupancy rates have improved and we believe this trend could continue for most property types over the next few years. So even if real estate cash flow yields are historically low, in our opinion, their underlying support appears pretty solid.

2012 Real Estate Stocks in Review

Favored property types over the past year were supported by underlying stable to improving consumption patterns in most countries. This meant continued strength in the retail mall segment as well as residential housing, both to buy and to rent. Retail sales grew at a double-digit pace in Brazil and China, and close to that pace in emerging Asia. Global housing demand has generally been flat to strong due to both greater affordability and recovery from the global financial crisis (G.F.C.). Office buildings have historically tended to be slower to react to changing cyclical or secular shifts in market demand and rents are still soft in many markets. Certain cities, however, have shown tremendous strength over the past couple of years, notably Beijing and Shanghai, which absorbed over 10-15% of market vacancies in each of the past two years. Rio de Janeiro and Sao Paulo also enjoyed significant expansion of demand and hence rapidly rising double-digit rate increases. There have even been signs of initial improvement in soft markets such as New Delhi, Singapore and Tokyo. San Francisco has been another market which has benefited from stronger tenant demand over the past year. In some cities, development pipelines are growing, reactivating mothballed projects to meet expected demand in 2014 and 2015.

Globally, most property companies are valued in a range around 17-18 times prospective year multiples of EV (enterprise value) to EBITDA (Earnings Before Interest Taxes Depreciation and Amortization). This equates to property yields, or capitalization rates, at net asset value (NAV) of 5.5%. We like this measure for making broad comparisons across different countries and property types where balance sheet issues or accounting conventions may differ, although return on capital and equity dividends and funds-from-operations are also useful measures in valuing real estate share prices. In this context, it is worth noting that the aforementioned EV/EBITDA multiples are at historically high levels even though prospective growth rates are diminished, if not negative. This can be understood in the context of both the low yield environment and the global cyclical trough through which we are moving. That said, within individual countries and sectors, we believe there are opportunities for attractive investments.

In our opinion, Brazilian commercial property shares appear to offer the most attractive growth metrics, albeit the companies are not much cheaper than global peers on current year multiples. With a few exceptions, Brazilian residential companies fared very poorly last year and in many cases are now trading at a fraction of book value. However, if operating margins and business execution improves, there may be selective turn-around opportunities here, similar to those enjoyed in China this year, where a rebound in new home sales has lifted shares. If economic growth and market share expansion continues for public Chinese companies, next year could bring further opportunity for earnings growth. We

Alpine International Real Estate Equity Fund (Continued)

believe similar prospects may also exist in Thailand, Indonesia and the Philippines, all of which produced very solid returns over the past year. A year of economic stability in Singapore allowed moderating demand to absorb new supply as prices and rents began to strengthen with the prospect for improvement over the next year. Singapore REITs, in tandem with Australia are the only real estate equity markets to provide yields of 5% or more as of October 31, 2012. Japan continues to be a “wild card” even though share prices have performed well in anticipation of renewed government efforts to create inflationary pressure, which has been meaningfully absent from the country for over 20 years. Even though office vacancies in downtown Tokyo have only improved modestly to 8.74% since mid-summer, a decline in prospective new building completions over the next two years keeps hope of lower vacancy alive. Recovery prospects have also driven strong rebounds in the shares of homebuilders in both the U.S. and the U.K. with solid sales and prospective earnings growth.

Europe’s economy has receded over the past year and this recession may well be exacerbated over the next several years by austerity measures. This has significantly curtailed real estate growth drivers in Europe. For now, our focus will be on possible market consolidators or companies which might be acquired (M&A). Peripheral economies such as Turkey or Scandinavia and possibly London, could continue to see a somewhat more positive growth dynamic over the next several years. Another “wild card” could be the Middle East where real estate equities are inexpensive, due to the significant political turmoil and heightened economic uncertainty in the region.

During the fiscal year the Fund was impacted by acquisition (M&A) activity which included the acquisition of Sunrise Senior Living by Health Care REIT, and Bookfield Asset Management’s acquisition of VERDE Corp., the Tex-Mex industrial developer/owner. In the weeks subsequent to the fiscal year end, Metric Properties, a U.K. shopping center owner announced the intent to merge with London & Stamford Properties. We believe this is a compelling win-win situation for both companies where the increased scale and resources should combine effectively with entrepreneurial focused management to add long term value.

Portfolio Performance Contributions

The Fund’s top ten holdings, representing just over 38% of the portfolio, included four new names. Stocks no longer in the top ten include last year’s top holdings, Cyrela Commercial Properties and Emlak Konut, where the Fund reduced its exposure and realized gains. PDG was also reduced, albeit with losses, as significant cost overruns on apartment deliveries and poor internal controls led to a complete overhaul of management and a dilutive equity infusion, and the Fund’s position was reduced. Verde Realty was acquired by Brookfield Asset Management, a transaction which we expect to close before December 31st. Currently in the top ten are Sao Carlos and BR Properties in Brazil, both of which own and operate office and industrial property portfolios. Central Pattana, the dominant Thai retail mall developer and LXB Retail Properties from the U.K. also apprecieated in value such that they are also now in the top ten.

Stocks which provided the most significant contribution to the portfolio return include Central Pattana, (average weight 2.31%) which produced a 122.30% total return for the Fund; Multiplan (average weight 4.76%), the Brazilian premier mall developer which produced a 45.80% total return; Regus PLC (average weight 4.29%), the world’s largest temporary office provider gained 37.27% and Sao Carlos (average weight 2.56%) added 77.15% total return. The other major contributor to our top five was Minor International Corp.(average weight 2.44%) which produced a 97.33% total return. Minor is a dominant player in the hotel and chain restaurant business in Thailand. In aggregate, these top contributing stocks had average portfolio weight over the course of the year of 16.35%.

The five stocks which hurt portfolio performance the most were PDG Realty, described above, which lost 61.38% which combined with its average portfolio weighting of 2.93% to significantly impact the portfolio. Two other residential developers from Brazil, Gafisa (average weight 0.63%) and Rossi Residential (average weight 0.85%) declined by 63.04% and 60.68%, respectively, due to the same type of problems faced by PDG. Treveria PLC (average weight 0.47%) declined by 76.29% as the German owner of shopping malls suffered when a lender sought to end negotiations on a standstill agreement. Finally, Verde Realty Group declined by 20.47%, upon agreeing to be acquired at a price below the Adviser’s carrying value with the closing scheduled before year-end, which combined with its average weighting of 2.66%, had a material impact on the Fund’s performance. In aggregate these five stocks represented 7.54% of the portfolio over the course of the year.

Major contributions to the portfolio came from Brazil which had an average weighting of over 42% and returned 8.87% on average, in spite of the poor performance of the homebuilders mentioned above. This was significantly stronger than the BM and Bovespa Real

Alpine International Real Estate Equity Fund (Continued)

Estate Index return of -10.57% for the same period, due to the Fund’s emphasis on commercial properties. In addition, the returns were materially impacted by the -15.54% depreciation of the Brazilian Real in relation to the U.S. dollar over the year. The United Kingdom, which had an average weight for the year of 13.45%, had a positive impact with a total return of 24.45%. India had a negative impact due to the aggregate 10.61% average weighting and a -2.08% total return which reflected a -9.5% depreciation of the currency versus the dollar. The context of this decline is the 16% decline of the Bombay SE Real Estate Index. These numbers highlight the significant impact which currency can have on the portfolio. While the principal focus of the currency markets was the U.S. dollar-Euro relationship, where the Euro declined by 6.5%, the greatest divergence was in several emerging markets. Indonesia, South Africa, India, Argentina and Brazil were particularly hard hit. For balance, we should note that the Singapore dollar actually gained 2.79% versus the U.S. dollar over the course of the year.

Prospects for 2013

The Fund has maintained its significant overweight of Brazilian holdings at 37.2% as of October 31, although this is down from 44.1% last year. We believe the bulk of depreciation of the currency is behind us and that strong consumer sales and historically low interest rates could provide the potential for an inflationary push which could benefit real estate over the next two years. Thus we remain very bullish with this significant position. The portfolio’s 25.9% position in Europe will likely decline over the course of 2013 as further easing by the ECB may boost equity share prices despite a likely slow growth environment over the next few years. The Fund’s 32.1% position in Asia at year end was increased from 27.5% in 2011 and we would anticipate it could grow further over the course of the next year. We remain positive in our assessment of the relative performance prospects for real estate as an asset class and the current portfolio positioning as we enter into 2013. We appreciate your support and continued interest.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than it would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk,

Alpine International Real Estate Equity Fund (Continued)

possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Illiquid Securities Risk – Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro-Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small- and Medium-Capitalization Company Risk – Securities of small- or medium-capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

Please refer to pages 6-8 for other important disclosures and definitions.

Alpine Realty Income & Growth Fund

Comparative Annualized Returns as of 10/31/12 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception (12/29/1998)

Alpine Realty Income & Growth Fund — Institutional Class	16.44%	22.58%	0.10%	9.47%	11.16%

MSCI US REIT Index	14.81%	22.11%	1.72%	11.81%	10.89%

S&P 500® Index	15.21%	13.21%	0.36%	6.91%	2.89%

Lipper Real Estate Funds Average(1)	15.20%	21.33%	1.29%	11.03%	10.27%

Lipper Real Estate Funds Ranking(1)	48/234	28/187	132/172	85/100	15/59

Gross Expense Ratio: 1.32%(2)

Net Expense Ratio: 1.32%(2)

(1)	The since inception data represents the period beginning 12/31/1998.
(2)	As disclosed in the prospectus dated February 28, 2012.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

Performance of Class A shares is not shown because this share class commenced operations on December 30, 2011.

MSCI US REIT Index is a free-float-adjusted market capitalization-weighted index that is comprised of the most actively-traded equity REITs that are of reasonable size in terms of full-and free-float-adjusted market capitalization. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The MSCI US REIT Index Gross USD, the S&P 500® Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Realty Income & Growth Fund has a contractual expense waiver that continues through February 28, 2013. Where a Fund’s gross and net expense ratio are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Realty Income & Growth Fund (Continued)

Portfolio Distributions*(Unaudited)	Top 10 Holdings*(Unaudited)
	1.	Simon Property Group, Inc.	8.19%
	2.	Boston Properties, Inc.	6.10%
	3.	Ventas, Inc.	4.41%
	4.	Public Storage	4.01%
	5.	Equity Residential	3.69%
	6.	Vornado Realty Trust	3.66%
	7.	SL Green Realty Corp.	3.58%
	8.	Health Care REIT, Inc.	3.51%
	9.	Alexandria Real Estate
		Equities, Inc.	3.41%
	10.	ProLogis, Inc.	3.37%

	*

Top 10 Holdings do not include short-term investments and are based on total net assets. Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 10/31/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Realty Income & Growth Fund (Continued)

Commentary

Dear Investor:

We are pleased to report the results of the Alpine Realty Income & Growth Fund for the fiscal year that ended October 31, 2012. During this period, the Fund produced a total return of 16.44% which compares to the 14.81% return of the MSCI REIT Index (the “RMS Index”), the 15.20% return of the Lipper Real Estate Funds Average, and the 15.21% return of the S&P 500® Index (the “S&P”). All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

At October 31, 2012, the Fund’s net asset value per share had increased to $17.37 from $15.56 twelve months prior. During this timeframe, the Fund paid four quarterly distributions of $.18 per share totaling $.72 per share for the fiscal period. Since its inception on December 29, 1998 through October 31, 2012, the Fund has delivered a cumulative total return to shareholders of +332.77% (+11.16% on an annualized basis) including cumulative distributions of $14.73. The performance chart on page 16 presents the Fund’s returns for the latest one-year, three-year, five-year, ten-year, and since inception periods.

The performance of real estate securities during the latest fiscal period was influenced by several factors: continued central bank intervention which, in our opinion, promises to keep interest rates low for the near future; improving underlying real estate fundamentals against a backdrop of limited new supply additions; and fiscal issue uncertainties both in the Eurozone and domestically.

Actions by both the European Central Bank (ECB) and the Federal Reserve have served to keep interest rates low. The ECB’s buying of country debt seeks to lower rates so that Spain, Italy, and others can repair their governments’ finances and banks throughout the region have support as they seek to improve their own balance sheets. Meanwhile, in the U.S., the Federal Reserve, by buying mortgage-backed debt, continues its attempt to stimulate the housing markets and improve the stubbornly high jobless data. The net result, in our opinion, should be the maintenance of low rates, potentially benefitting REITs through increased asset valuations, lower costs of capital, and healthy demand for REIT equities from investors hungry for attractive dividend yields.

REIT operating fundamentals maintained their trend of slow and steady improvement, reflected in higher occupancies and rents, particularly in those sectors, such as apartments, retail, and self-storage, that are most tied to improving consumer confidence. In the latest calendar quarter, the self-storage and residential REITs tracked by ISI Group posted year-over-year growth in Net Operating Income (NOI) of 8.4% and 7.3% with overall REIT same-store NOI growth estimated at approximately 4.1%. While less robust operating improvements were recorded by office and industrial REITs, these subsectors nevertheless experienced slowly increasing occupancies as they inched closer to achieving pricing power. In fact, these gradual improvements occurred despite what seemed to be a general pause in business confidence and the willingness to make long- term commitments following the renewal of uncertainties in the summer.

Indeed, while interest rates remain low and real estate fundamentals demonstrate improvement, real estate equities were buffeted throughout the fiscal period by investor angst about the same issues that were outstanding 12 months ago, namely Eurozone concerns and U.S. government budget issues. In fact, most of the sector’s and the Fund’s fiscal period returns were achieved during the first six months, with the second six months characterized by essentially flat returns and heightened volatility. During the second six months, stock indices, including the RMS Index and the S&P, initially declined due to renewed concerns about Greece, Spain, and Italy and then recovered their mid-year losses before achieving the highs for the year after newly announced ECB actions alleviated concerns in early September. However, a focus on the U.S. Presidential election and the looming potential fiscal cliff caused selling again in late September and October, resulting in essentially flat overall REIT returns for the second half of the fiscal period.

For the Fund, among the top contributors to its 16.44% performance during the fiscal period were regional mall companies and healthcare REITs. While our investments in Simon Property Group and CBL & Associates, given their large average weights in the portfolio, produced more significant absolute contributions to the Fund’s results, all of the Fund’s holdings in the regional mall subsector outperformed overall REIT averages: Simon Property Group (22.36%, average weight 7.75%), Macerich (17.85%, average weight 3.06%), Taubman (31.70%, average weight 1.71%), General Growth Properties (41.01%, average weight 0.96%), and CBL & Associates (52.68%, average weight 3.24%). The regional mall company results reflected improving leasing and store sales results as their retailer tenant base responded to

Alpine Realty Income & Growth Fund (Continued)

improvements in consumer confidence and spending. The Fund’s healthcare REIT holdings also provided strong returns. Ventas (average weight 3.95%) benefitted from past acquisitions in senior housing and medical office facilities and generated a 18.79% return. Sabra Healthcare (average weight 1.68%) and Omega Healthcare (average weight 1.88%), two skilled nursing facility owners, delivered some of the Fund’s top absolute returns, 137.22% and 39.61%, respectively, as operators of such facilities were able to mitigate the impacts of last summer’s Medicare reimbursement cuts and produce better than expected results throughout the year.

Holdings that underperformed REIT average returns and detracted from performance included the Fund’s investment in the private entity, Verde Realty, two office company investments, Mission West Properties, Brookfield Properties, the diversified REIT Vornado Realty Trust, and the hotel REIT DiamondRock Hospitality. Verde, (total return -20.47%, average weight 1.27%) an industrial warehouse landlord, agreed to be acquired at a price below the Adviser’s carrying value with closing scheduled before year-end. Our holding in Mission West (average weight 0.38%), a Silicon Valley owner of office and office/R&D properties, delivered a -6.45% return as the lack of news on the company’s sale process led to declines in its stock price. However, shortly after the end of the Fund’s fiscal period, Mission West announced its agreement to be acquired for consideration approximately 11% higher than its October 31, 2012 closing price. Brookfield Properties (average weight 0.93%) and Vornado Realty Trust (average weight 4.12%) delivered -3.15% and -0.25% returns respectively, in part due to investor concerns about financial services and government space demand prospectively. The Fund’s holding in DiamondRock Hospitality (average weight 0.19%) declined -15.17% during our partial year holding period as lodging stocks in general produced disappointing 3rd quarter and forecasted 4th quarter earnings.

Looking forward, employment growth and resolution of U.S. government budget issues are, in our opinion, the most pressing items for continued improvement in real estate fundamentals and for more confident investor and corporate behavior. Given various forecasts for the hit to economic growth from non-resolution of the fiscal cliff concerns, it seems extraordinary to think that congressional leaders could allow the polarized political debate to paralyze compromise and achievement of an appropriate mix of revenue increases and budget cuts. Yet, it appears likely that a band-aid solution is the best we can hope for in the next couple of months with continued uncertainty and rhetoric carrying through the early part of 2013. Such uncertainty combined with slow and uneven improvement in the Eurozone is probably not the right recipe for significant increases in business hiring, above trend economic growth, and a bullish market for equities.

Given that background, we expect to continue to bias our holdings toward companies that can benefit from regional strength in job growth, that have assets and/or business strategies which possess demand characteristics less correlated with national GDP growth, and that hold out the promise for dividend increases. While we believe that continued slow improvement in employment combined with limited new supply additions is adequate to support the current trends of improving real estate fundamentals, we retain our preference for the knowledge-based economies of the east and west coasts where employment trends are more attractive. In these markets, job growth continues to outstrip the national averages as shown in the latest analysis of Bureau of Labor Statistics data by Deutsche Bank wherein year-over-year job increases in the metropolitan areas of San Francisco (+3.4%), San Jose (+3.5%), Seattle (+3.1%), and even New York (+2.2%), despite recent financial services weakness, compare to the +1.7% national average. In general, we believe those areas experiencing better employment trends should witness stronger real estate space demand and consumer confidence and spending that may improve the prospects for earnings growth and possible dividend increases. In our portfolio construction, we seek to benefit from these factors while we maintain a balance of income and growth opportunities.

We look forward to providing an update on Fund performance after the end of the semi-annual period in April, 2013.

Sincerely,

Robert W. Gadsden
Portfolio Manager

Alpine Realty Income & Growth Fund (Continued)

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Convertible Securities Risk – The Fund can invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed-Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Non-Diversified Fund Risk – Performance of a non-diversified fund may be more volatile than a diversified fund because a non-diversified fund may invest a greater percentage of its total assets in the securities of a single issuer.

Preferred Stock Risk – Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock has investment characteristics of both fixed - income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Alpine Realty Income & Growth Fund (Continued)

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small- and Medium-Capitalization Company Risk – Securities of small- or medium-capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to page 6-8 for other important disclosures and definitions.

Alpine Cyclical Advantage Property Fund

Comparative Annualized Returns as of 10/31/12 (Unaudited)

	1 Year	3 Years	5 Years	10 Years	Since Inception (9/1/1993)

Alpine Cyclical Advantage Property Fund — Institutional Class	31.11%	13.26%	-6.57%	5.96%	8.29%

FTSE EPRA/NAREIT® Global Index(1)	16.69%	12.71%	-2.92%	N/A	N/A

S&P Developed Property Net TR Index(2)	16.38%	13.29%	-3.09%	10.79%	N/A

Lipper Global Real Estate Funds Average(3)	16.97%	12.87%	-2.75%	10.64%	9.14%

Lipper Global Real Estate Funds Ranking(3)	1/105	33/95	62/63	19/19	2/2

Gross Expense Ratio: 1.38%(4)

Net Expense Ratio: 1.38%(4)

(1)	Index commenced on 2/18/2005.
(2)	Index commenced on 12/29/2000.
(3)	The since inception data represents the period beginning 9/2/1993.
(4)	As disclosed in the prospectus dated February 28, 2012.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The FTSE EPRA/NAREIT® Global Index is an unmanaged index designed to track the performance of publicly-traded companies engaged in the real estate business in developed and emerging real estate markets/regions around the world. The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds. S&P Developed Property Net TR Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT® Global Index, the S&P Developed Property Net TR Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Cyclical Advantage Property Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Cyclical Advantage Property Fund (Continued)

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	Multiplan Empreendimentos
		Imobiliarios SA	4.07%
	2.	Ocwen Financial Corp.	3.93%
	3.	Verde Realty Corp.	3.24%
	4.	TAG Immobilien AG	3.08%
	5.	Iguatemi Empresa de Shopping
		Centers SA	3.07%
	6.	LXB Retail Properties PLC	2.42%
	7.	Hulic Co., Ltd.	2.39%
	8.	Direcional Engenharia SA	2.32%
	9.	LPN Development PCL-NVDR	2.18%
	10.	Robinsons Land Corp.	2.13%

	*

Top 10 Holdings do not include short-term investments and are based on total net assets. Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 10/31/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Cyclical Advantage Property Fund (Continued)

Commentary

Dear Investor:

We are pleased to present the 2012 annual report for the Alpine Cyclical Advantage Property Fund. For the twelve months ended October 31, 2012, the Fund generated a total return of 31.11%. This compared favorably with the FTSE EPRA/NAREIT Global Index total return of 16.69% and the S&P Developed Property Net Total Return Index of 16.38%.

In light of the current global slowdown, investors focused on growth opportunities have had to be both selective and active. With regard to real estate stock returns, the broad driver over the course of the past year has been investors’ heightened search for yield, both from real estate cash flow and equity dividends. Given the global push toward lower rates by most of the world’s central banks it is not surprising that real estate stocks performed well despite ongoing concerns that the pace of economic growth might not stimulate adequate user demand for real estate. On the other hand, growth in the supply of real estate has been limited by continued lender caution amidst uncertain renter/buyer demand in a prolonged soft economy. Thus, despite the reduced rate of absorption, or use of vacant space, occupancy rates are have improved and could continue for most property types over the next few years. So even if real estate cash flow yields are historically low, in our opinion, their underlying support appears pretty solid.

2012 Real Estate Stocks in Review

Favored property types over the past year were supported by underlying stable to improving consumption patterns in most countries. This meant continued strength in the retail mall segment as well as residential housing, both to buy and to rent. Retail sales grew at a double-digit pace in Brazil and China, and close to that pace in emerging Asia. Global housing demand has generally been flat to strong due to both greater affordability and recovery from the global financial crisis (G.F.C.). Office buildings have historically tended to be slower to react to changing cyclical or secular shifts in market demand so rents are still soft in many markets, although certain cities have had shown tremendous strength over the past couple of years, notably Beijing and Shanghai, which absorbed over 10-15% of market vacancies in each of the past two years. Rio de Janeiro and Sao Paulo also enjoyed significant expansion of demand and hence rapidly rising double-digit rate increases. There have even been signs of initial improvement in soft markets such as New Delhi,

Singapore and Tokyo. San Francisco has been another market which has benefited from stronger tenant demand over the past year. In some cities, development pipelines are growing, reactivating previously tabled projects to meet expected demand in 2014 and 2015.

Globally, most property companies are valued in a range around 17-18 times prospective year multiples of EV (enterprise value) to EBITDA (Earnings Before Interest Taxes Depreciation and Amortization). This equates to property yields, or capitalization rates at net asset value (NAV) of 5.5%. We like this measure for making broad comparisons across different countries and property types where balance sheet issues or accounting conventions may differ, although return on capital and equity dividends and funds-from-operations are also useful measures in valuing real estate share prices. In this context, it is worth noting that the aforementioned EV/EBITDA multiples are at historic high levels even though prospective growth rates are diminished, if not negative. This can be understood in the context of both the low yield environment and the global cyclical trough through we are moving. That said, within individual countries and sectors, we believe there are opportunities for attractive investments.

In our opinion, Brazilian commercial property shares appear to offer the most attractive growth metrics, albeit the companies are not much cheaper than global peers on current year multiples. With a few exceptions, Brazilian residential companies fared very poorly last year and in many cases are now trading at a fraction of book value. However, if operating margins and business execution improves, there may be selective turn-around opportunities here, similar to those enjoyed in China this year, where a rebound in new home sales has lifted shares. If economic growth and market share expansion continues for public Chinese companies, next year could bring further opportunity for earnings growth. We believe similar prospects may also exist in Thailand, Indonesia and the Philippines, all of which produced very solid returns over the past year. A year of economic stability in Singapore allowed moderating demand to absorb new supply as prices and rents began to strengthen with the prospect for improvement over the next year. Singapore REITs, in tandem with Australia are the only real estate equity markets to provide yields of 5% or more as of October 31, 2012. Japan continues to be a “wild card” even though share prices have performed well in anticipation of renewed government efforts to create inflationary pressure, which has been

Alpine Cyclical Advantage Property Fund (Continued)

meaningfully absent from the country for over 20 years. Even though office vacancies in downtown Tokyo have only improved modestly to 8.74% since mid-summer, a decline in prospective new building completions over the next two years keeps hope of lower vacancy alive. Recovery prospects have also driven strong rebounds in the shares of homebuilders in both the U.S. and the U.K. with solid sales and prospective earnings growth.

Europe’s economy has receded over the past year and this recession may well be exacerbated over the next several years by austerity measures. This has significantly curtailed real estate growth drivers in Europe. For now, our focus will be on possible market consolidators or companies that might be acquired (M&A). Peripheral economies such as Turkey or Scandinavia and possibly London, could continue to see a somewhat more positive growth dynamic over the next several years. Another “wild card” could certainly be the Middle East where real estate equities appear inexpensive, due to the significant political turmoil and heightened economic uncertainty in the region.

The U.S. has a great range of local economies and deep individual property markets, however, it appears the prospect of significant earnings growth over the next year resides only among homebuilders. While we believe that most REITs are not cheap, we believe that attractive risk adjusted total return opportunities may still be available through active stock selection. Equity REITs may continue to benefit from market share gains due to lower cost of capital than most private players, however, many of these companies trade at historically high multiples and have offered historically modest 2-3% dividend levels. For yield, we have emphasized mortgage REITs which continued to trade around book value and have offered double-digit dividend yields. Given public statements of the Federal Reserve, as reinforced by their actions in terms of quantitative easing, we believe that this segment has the potential to provide another year of attractive opportunities. Over the fiscal year ended October 31st, the Bloomberg Mortgage REIT Index produced a total return of 23.74%, outperforming the Bloomberg REIT Index which added 15.79%.

During the year the Fund was impacted by mergers and acquisition activity which included the acquisition of Sunrise Senior Living by, a Health Care REIT, and Brookfield Asset Management’s acquisition of VERDE Corp., the Tex-Mex industrial developer/owner.

Portfolio Performance Contributions

Six of the top ten holdings from 2011 carry over their position for 2012. Multiplan, the Brazilian shopping mall developer; Ocwen Financial Corp. the U.S. mortgage servicer; Verde Realty, the Tex-Mex industrial developer which is scheduled to be acquired by Brookfield Asset Management before calendar year end; Iguatemi, the Brazilian shopping mall developer; LXB Retail Properties, the U.K. shopping center developer; and Directional, the Brazilian low cost homebuilder. Joining the top ten are TAG Immobilien, a German residential rental company; Hulic, a Japanese office renovation company; LPN Development, a Thai homebuilder; and Robinson Land Corp., a Philippine shopping mall developer. All of these companies were in the portfolio twelve months ago and have appreciated in value. In aggregate, the top ten holdings amount to 28.83% of the portfolio.

In terms of positive contribution to the portfolio, two U.S. stocks stand out: Altisource Portfolio Solutions with an average weighting of 3.94% gained 170.43%, and Ocwen Financial Corp. with an average weighting of just over 4%, and gained 130.57%. These interrelated companies have benefited from the significant expansion of opportunities for mortgage servicers as large banks have sought to reduce exposure to non-core operations and have begun selling their servicing portfolios. In addition to market share gains, these companies are benefiting from operating margin expansion as the scale of their business increases. Multiplan continues to build high quality shopping malls and benefit from double-digit retail sales growth in Brazil, so its 4.08% average position benefited from the 46.22% total return on its shares. Hulic weighed in with a 1.57% average position, yet contributed significantly due to its 122.46% total return for the year as it made an accretive acquisition of an over-leveraged, under-performing public company. LPN Development (average weight 2.13%) has enjoyed significant expansion of the Thai housing market and added 89.66% total return.

The five stocks which had the largest negative contribution to the portfolio included PDG Realty, the Brazilian builder which fell out of the top ten as a result of a 61.57% decline in return, while Verde with an average weighting of 4.43% declined 20.47% upon agreeing to be acquired at a price below the Adviser’s carrying value with closing scheduled before year-end. Rossi (average weight 1.05%) and Gafisa (average weight 0.53%), like many other Brazilian residential developers experienced significant cost overruns and their share prices were down 65.84% and 72.65%, respectively. Finally, Affine in France declined 27.57% as the recession in Europe has particularly impacted smaller cap office companies with development exposure.

Alpine Cyclical Advantage Property Fund (Continued)

Prospects for 2013

The United States continued to be the largest country represented in the Fund with roughly an average weight of 41%, which is just below our benchmark. Brazil is the second largest country represented in the portfolio with roughly 22% average weight and we remain quite bullish with an attractive mix between the commercial property component and the residential segment which we feel has considerable scope for recovery. The United Kingdom and Germany are the Fund’s main source of investment in Europe, and Thailand and the Philippines have been strong contributors in Asia. The portfolio is notably underweight in Australia and Hong Kong where we see difficult growth dynamics for the near term. We believe China has the potential for continued positive growth. Japan could also become a larger factor for the portfolio. In general, the relatively attractive dividend yield opportunities offered by real estate companies and the prospect for strengthening economic demand would be very beneficial to share prices. We continue to believe that a selective portfolio which is actively managed can provide attractive growth from industry consolidators in the U.S. and Europe and leading development oriented companies in the emerging markets of Latin America and Asia.

We remain positive in our assessment of the relative performance prospects for real estate as an asset class and the current portfolio positioning as we enter fiscal 2013. We appreciate your support and continued interest.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than it would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Alpine Cyclical Advantage Property Fund (Continued)

Illiquid Securities Risk – Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro-Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small- and medium-capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small- and Medium-Capitalization Company Risk – Securities of small- or medium-capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

Please refer to pages 6-8 for other important disclosures and definitions.

Alpine Emerging Markets Real Estate Fund

Comparative Annualized Returns as of 10/31/12 (Unaudited)

	1 Year	3 Year	Since Inception (11/3/2008)

Alpine Emerging Markets Real Estate Fund – Institutional Class	16.89%	6.00%	19.37%

FTSE EPRA/NAREIT® Emerging Index(1)	15.42%	3.39%	N/A

S&P Developed Ex-U.S. Property Index	19.43%	10.06%	16.68%

MSCI Emerging Markets Index USD	2.63%	5.38%	17.75%

Lipper Global Real Estate Funds Average(2)	16.97%	12.87%	16.13%

Lipper Global Real Estate Funds Ranking(2)	39/105	95/95	7/81

Gross Expense Ratio: 2.45%(3)

Net Expense Ratio: 1.38%(3)

(1)	Index commenced on 1/12/2009.
(2)	The since inception data represents the period beginning 11/6/2008.
(3)	As disclosed in the prospectus dated Feburary 28, 2012.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

Performance of Class A shares is not shown because this share class commenced operations on December 30, 2011.

The FTSE EPRA/NAREIT® Emerging Index is an unmanaged index designed to track the performance of listed real estate securities companies in emerging countries worldwide. The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds. The S&P Developed Ex-U.S. Property Index defines and measures the investable universe of publicly-traded real estate companies domiciled in developed countries outside of the United States. The companies in the Index are engaged in real estate-related activities such as property ownership, management, development, rental and investment. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT® Emerging Index, the S&P Developed Ex-US Property Index, the MSCI Emerging Markets Index USD and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Emerging Markets Real Estate Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Emerging Markets Real Estate Fund has a contractual expense waiver that continues through February 28, 2013. Where a Fund’s gross and net expense ratio are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Emerging Markets Real Estate Fund (Continued)

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	China Overseas Land &
		Investment, Ltd.	4.70%
	2.	BR Malls Participacoes SA	4.32%
	3.	China Resources Land, Ltd.	3.67%
	4.	BR Properties SA	2.83%
	5.	Ayala Land, Inc.	2.79%
	6.	General Shopping Brasil SA	2.48%
	7.	PT Bumi Serpong Damai TBK	2.26%
	8.	JHSF Participacoes SA	2.16%
	9.	China Overseas Grand Oceans
		Group, Ltd.	2.13%
	10.	Evergrande Real Estate
		Group, Ltd.	2.12%

	*

Top 10 Holdings do not include short-term investments and are based on total net assets. Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 10/31/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Emerging Markets Real Estate Fund (Continued)

Commentary

We present the annual report for the Alpine Emerging Markets Real Estate Fund. The closing NAV on October 31, 2012 was $17.16 per share, representing a total return of 16.89% for the twelve-month period. The Fund’s benchmark index, the FTSE EPRA/NAREIT Emerging Index returned 15.42% adjusted in U.S. dollar terms over the same period. The MSCI Emerging Market Index finished with a total return of 2.63% and the S&P Developed Ex-U.S. Property Total Return Index returned 19.43% during the period under review. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Performance Drivers

Fiscal 2012 was a year investor sentiment and equity returns relied more on expectations for monetary intervention by central banks than on underlying fundamentals or government fiscal policies. A sharp reduction in Eurozone risk perceptions driven by European Central Bank policy statements, as well as continued liquidity operations from the Fed and a panoply of other central banks, were significant drivers of stock market returns during the period. While the asset markets rallied on the surge in liquidity and the perceived reduction of risk premia, the recovery in the real economy was subdued and the outlook for global growth remained tempered – as was recently highlighted by the IMF’s second downgrade of its 2012 growth projections. Markets weathered the unknowns surrounding historic political transitions, most notably in the US and China, yet perhaps the year will ultimately be remembered as the period in which central bankers, not politicians sought to bolster confidence and to contain the fallout from cyclical headwinds and escalating fiscal crises.

•

Monetary Intervention. Over the past year, six central banks from the G7 countries engaged in “unconventional” monetary policy; and the potential for further intervention in 2013 remains elevated. Equity performance and net inflows into emerging markets (EM) have largely mirrored central bank initiatives as the deep downside of European convertibility risk was temporarily allayed and other central banks intervened in unorthodox ways to establish a floor under global demand. Indeed, according to Morgan Stanley, EM funds have received $45.3 billion of net inflows through December 19, 2012, which brings aggregate net flows into EM equities since the global fiscal crisis to $156.4 billion. The fulcrum needed to lift growth prospects has been firmly put in place by central banks. Now markets look for clear evidence of a bottoming out of growth as well as a deliberate political will to supply the necessary levers.

•

Cyclical vs Structural. Continued weakness in external demand, a sluggish response to countercyclical stimulus, and the uncomfortable fact that earnings have consistently lagged nominal Gross Domestic Product (GDP) growth expectations across developing economies over the past two years had markets seriously questioning if the current slowdown in EMs in general (and in China specifically) was merely cyclical or in fact an indication of endemic, structural problems. As sustainable improvements in various macroeconomic indicators became more evident in the second half of 2012, markets began to reflect greater visibility of a cyclical inflection point in earnings erosion and the growing expectation of a tentative rebound to trend GDP growth in major EM economies.

•

Portfolio Allocation. Given the recent phenomenon of widening dispersion of equity returns across geographies and asset types we contend that the active management of portfolios is more critical than ever. The Fund’s country allocations, particularly to the Association of Southeast Asian Nations (ASEAN) countries, were one of the main drivers of returns during the period. The portfolio’s 11.02% average weighted exposure to equities in Thailand provided strong outperformance, returning 83.63% during the period. The Fund’s overweight position in Indonesia (9.66%) returned 34.26%. Finally, the underweight positions to India and Mexico had a positive impact on returns as well. The structural underweight to the defensive South African market (0.41%) dampened the Fund’s overall performance as did the relative underweight position to Chinese residential developers. During the period under review, the FTSE/EPRA NAREIT Emerging Index increased its overall allocation to China from 7.24% at October 31, 2011 to 28.49% at October 31, 2012. Brazil remained a challenge for investors as strong underlying fundamentals for developers/operators of mall and commercial assets, as well as certain small-scale residential builders were offset by continued operating weakness of the large residential developers who are now reducing launches and focusing on burning off inventory to generate cash. Additionally the Bank of Brazil has signaled an increasing reliance on a weaker Brazilian Real to boost growth, regardless of its inflationary

Alpine Emerging Markets Real Estate Fund (Continued)

consequences, leading to the depreciation of the currency by approximately 18% during the period.

Portfolio Analysis

The top five contributors to the Fund’s performance over the past twelve months based on contribution to total return were China Overseas Grand Oceans (+102.78%), LPN Development (+87.63%), Central Pattana (+120.36%), JHSF (+72.29%), and Minor International (+92.78%).

•

China Overseas Grand Oceans, a residential builder targeting developments in the Tier 3 markets in China and Mongolia, represented a 2.04% weighted position in the portfolio and was the top contributor to the Fund’s performance. The company is able to leverage the expertise, balance sheet, brand and land acquisition capabilities of its parent, China Overseas Land.

•

LPN Development, one of the leading condo developers focused on middle and low-end condominium development in Bangkok and the provincial areas of Thailand, represented a 2.01% average position in the portfolio. Condo sales rebounded dramatically after the flooding in Bangkok and the company was ideally positioned to meet the demand. Now it must shift focus toward transferring units and recognizing revenues.

•

JHSF Participações, a Brazilian real estate developer focusing on large-scale, mixed use (residential, office, retail and hotel) projects mainly targeted at the medium/high-end segments, represented an average portfolio weighting of 2.30% during the period. The company enjoys some of the highest gross margins in the sector, leading to strong profitability relative to peers. Management recently revised guidance for their income properties upward, providing further visibility on expected cash flows.

•

Central Pattana is a leading mall developer/operator in Thailand. A strong development pipeline, ongoing monetization of mature assets, and long term rental growth underpinned outperformance in the period. The company represented a 1.57% weighted position in the fund.

•

Minor International, which represented a 2.04% weight in the portfolio, is one of the largest leisure and hotel companies in Thailand. The ongoing recovery in Thailand, boosted by low base effects, has driven strong occupancy and ADR growth across the portfolio. The company’s growing presence in Australia and continued expansion into China, Africa and the Middle East should serve to diversify earnings streams and strengthen its brand.

The five positions which weighed on the Fund’s performance over the past twelve months based on contribution to total return were PDG Realty (-61.29%), Rossi Residencial (-34.55%), MRV (-22.70%), Hoang Anh Gia Lai (HAGL) (-28.10%) and Evergrande (-7.05%).

•

PDG Realty, a leading residential developer in Brazil, represented a 4.76% average weighting in the portfolio and was the overall largest drag on performance. The biggest challenge for PDG has been the execution and delivery of legacy units launched in 2007. This effort has been marked by downward pressure on operating margins and profitability (ROE) while increasing cash burn and leverage. A recapitalization and recent changes in senior management could accelerate a turnaround, but these initial steps have not adequately addressed investors’ concerns.

•

Rossi Residencial, a Brazilian residential developer operating across a wide range of product types, represented an average portfolio weighting of 0.52% during the period. Continued high leverage, further revisions to construction budgets and expected dilution from a pending capital raise have eroded confidence in near-term earnings and underlying book value.

•

MRV Engenharia is one of the premier residential developers focusing on the lowest tier of the Brazilian government’s Minha Casa, Minha Vida low income housing program and represented a 2.63% average weighting in the portfolio. Although widely considered the gold-standard for execution in the space, with a strong management team and high relative Return on Equity (ROE), the company was not able to avoid many of the challenges affecting the sector as a whole. Cost overruns, largely incurred on infrastructure for larger scale projects and construction delays increasing weighed on margins, and perhaps most importantly – sentiment.

•

Hoang Anh Gia Lai (HAGL), a leading property developer in Vietnam which has been diversifying into plantations and hydropower represented a 1.20% average weighting in the portfolio. The tight lending environment has weighed on demand for residential property and the aggressive diversification of revenue streams has been slowed due to funding constraints. Management recently announced expansion into Myanmar and is seeking shareholder approval to rationalize its capital structure in order to finance its growing capex requirements.

Alpine Emerging Markets Real Estate Fund (Continued)

•

Evergrande Real Estate, one of the largest residential developers in China, represented a 1.91% average weighting in the portfolio. Performance has been dampened by leverage concerns, growing inventories in oversupplied tier 3/4 markets and the impact on margins from price reductions. In our view the markets will be looking for greater evidence of cashflow management before the discount to Net Asset Value (NAV) narrows.

Outlook: Water, water every where, / Nor any drop to drink

To a certain degree the performance of real estate stocks has been insulated from deteriorating GDP and earnings trends as real estate assets are generally a direct beneficiary of loose monetary policies, namely, low interest rates, an appetite for yield, stabilizing access to credit, and moderating inflation expectations. On the immediate horizon, investors will not only handicap the extent to which Eurozone issues and the uncertainty surrounding the outcome of the US fiscal cliff negotiations could reverberate across global markets, but will also pay close attention to the repercussions of China’s political transition and India’s ongoing reform agenda. Barring an unexpected shock or sharp deterioration in the global economic landscape we see evidence that the current environment could continue to provide a tailwind for asset reflation and support mean reversion of the equity risk premia, modest yield compression, and P/E (price/earnings) multiple expansion back toward historic trends.

However, while we stay cautiously optimistic about a cyclical re-acceleration as economies bottom out and the effects of a surge of global liquidity and ongoing policy initiatives continue to gain traction, we remain mindful that over the long run equity performance (and underlying rental rates) are tightly correlated to growth expectations. While there is abundant liquidity being provided by central banks, we have yet to see overwhelming evidence of it trickling through the real economy and underpinning a protracted rebound in EM earnings. Until markets observe clear confirmation of sustainable growth, led primarily by the US and China, we expect investment decisions to oscillate between the moving targets of unconventional monetary intervention and political headline risk. Finally, the ongoing hunt for yield and the expectation that global interest rates will remain at unprecedented low levels could ultimately distort - whether positively or negatively - the application of operating fundamentals to underlying asset valuations and equity performance. One of the many questions left unanswered is whether the timing and execution of these central bank policies will ultimately support the required levers of growth or prove to be an albatross around the neck of the global recovery.

The Fund focuses on real estate investments primarily in developing economies that we believe are positioned to be at the forefront of global growth. The manager seeks out opportunities with solid demographic and urbanization trends, increasing availability and access to credit, and strengthening macro-economic fundamentals, consistent with our structural view that superior risk-adjusted returns can be achieved in markets with broadening domestic consumption fueled by a growing middle class. While EM earnings have recently lagged nominal GDP growth, we do not see any convincing arguments leading us to stray materially from our thesis that the key emerging economies are expected to continue to be a strong source of global demand, exhibit market resilience, and realign with their long-term growth trends in spite of external shocks which have dampened the global recovery. As the developing countries strive to become deeper and more integrated, it is Alpine’s view that over time the emerging equity markets could deepen substantially in absolute terms as more companies come public and institutional allocations shift toward GDP weighted methodologies. Finally, we expect growth differentials between EMs and Developed Markets (DMs) to continue to diverge, which could support further structural reallocation to EM equities.

The Real Estate team at Alpine carefully monitors volatility and evaluates the risk/reward proposition of each position in the portfolio. As always we will continue to be extremely selective in our approach to the markets and deploying assets. We thank our shareholders for their support and will strive for continued success in the year ahead.

Sincerely,

Joel E.D. Wells
Samuel A. Lieber
Co-Portfolio Managers

Alpine Emerging Markets Real Estate Fund (Continued)

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than it would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Illiquid Securities Risk – Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Alpine Emerging Markets Real Estate Fund (Continued)

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small- and Medium-Capitalization Company Risk – Securities of small- or medium-capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

Please refer to pages 6-8 for other important disclosures and definitions.

Alpine Global Infrastructure Fund

Comparative Annualized Returns as of 10/31/12 (Unaudited)

	1 Year	3 Year	Since Inception (11/3/2008)

Alpine Global Infrastructure Fund – Institutional Class	16.09%	14.38%	18.98%

S&P Global Infrastructure Index	9.04%	8.19%	10.31%

Lipper Specialty/Miscellaneous Funds Average(1)	1.64%	9.44%	14.50%

Lipper Specialty/Miscellaneous Funds Ranking(1)	20/90	14/48	2/37

Gross Expense Ratio: 1.59%(2)

Net Expense Ratio: 1.35%(2)

(1)	The since inception data represents the period beginning 11/6/2008.
(2)	As disclosed in the prospectus dated February 28, 2012.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

Performance of Class A shares is not shown because this share class commenced operations on December 30, 2011.

The S&P Global Infrastructure Index is comprised of 75 of the largest publicly-listed infrastructure companies that meet specific investability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global infrastructure industry, from both developed markets and emerging markets. The Lipper Specialty/Miscellaneous Funds Average is an average of funds that limit their investments to a specific industry (e.g. transportation, retailing, or paper, etc.) or ones that have not been classified into an existing investment classification. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. The S&P Global Infrastructure Index and the Lipper Specialty/Miscellaneous Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Specialty/Miscellaneous Funds Average reflects fees charged by the underlying funds. The performance for the Global Infrastructure Fund reflects the deduction of fees for these value-added services. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Global Infrastructure Fund has a contractual expense waiver that continues through February 28, 2013. Where a Fund’s gross and net expense ratio are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefited significantly from Secondary offerings of certain issuers, and initial public offerings (“IPOs”) contributed to performance. There is no assurance that the Fund can replicate this performance in the future. Additionally, there is no guarantee that the Fund will be able to participate to the same degree in IPO/Secondary offerings in the future.

Alpine Global Infrastructure Fund (Continued)

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	Ferrovial SA	2.39%
	2.	The Geo Group, Inc.	2.28%
	3.	Empresas ICA SAB de CV-ADR	2.13%
	4.	American Tower Corp.	2.09%
	5.	Koninklijke Vopak NV	2.07%
	6.	Vinci SA	2.00%
	7.	Abertis Infraestructuras SA	1.94%
	8.	CCR SA	1.80%
	9.	Enbridge, Inc.	1.80%
	10.	OHL Mexico SAB de CV	1.79%

	*

Top 10 Holdings do not include short-term investments and are based on total net assets. Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 10/31/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

\Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Global Infrastructure Fund (Continued)

Commentary

Dear Investor:

We are pleased to report the results for the Alpine Global Infrastructure Fund for the fiscal year ended October 31, 2012. For this year, the Fund reported a 16.09% total return versus the S&P Global Infrastructure Index which had a total return of 9.04%. For the period 11/03/08 (inception date of the fund) through 10/31/12, the Fund reported a 100.21% cumulative total return versus the S&P Global TR Infrastructure Index which had a total return of 48.01%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Performance Drivers

This year has seen a continuation in the stock market pattern that began with the global debt crisis in 2008. The main drivers of the stock market have been macro events. The stock market has declined in response to fear of the sovereign debt crisis in Europe and slowing growth in emerging markets, specifically China. The stock market rebounds when there is hope of economic growth returning or in reaction to government interventions such as quantitative easing in the United States or the launch of the long-term refinancing operations (“LTRO”) in Europe by the European Central Bank. Although we invest in infrastructure stocks that we believe have stable and predictable cash flows, our portfolio of companies was not immune to these events. In the long term, we believe our portfolio of companies is poised to grow from continued government and private spending on infrastructure.

As a number of companies have sought to recapitalize their balance sheets, there have been a large number of attractively-priced secondary offerings, both in and outside of the infrastructure sector, in which the Fund has participated. These secondary offerings have contributed to the Fund’s total return during the period. The Fund has also participated in a number of IPOs, both inside and outside of the infrastructure sector, that have contributed to the Fund’s total return. We cannot predict how long, if at all, these opportunities will continue to exist, but to the extent we consider secondary offerings and IPO’s to be attractively priced and available, the Fund may continue to participate in them.

Emerging market exposure: We believe that the urbanization of emerging-market countries will be an important driver of infrastructure development and spending. This fiscal year, our exposure to emerging markets was a major driver of the outperformance of the

Fund versus its benchmark. In Brazil, the central bank cut interest rates which benefited the highway companies we own, CCR and Ecorodovias. In Indonesia, anticipation of a new regulation that will make it easier for the Indonesian government to acquire land for infrastructure projects has helped the share prices of Jasa Marga Persero and Citra Marga Nusaphala Persada. In Mexico, the anticipation that the newly elected government will increase spending on infrastructure helped Empresas ICA become one of our top performers for the fiscal year. We believe that infrastructure spending in emerging markets will continue to increase and thus we maintain an overweight position compared to the benchmark in those markets.

Acquisitions of Stakes in Infrastructure Companies: In our view, the need to invest in infrastructure and the desire of pension funds and other asset owners to own infrastructure assets make this sector an attractive investment. During the first quarter of 2012, two of the companies we own received bids from third parties to purchase stakes in those companies at a premium to their market prices. Aeroports de Paris bid for a 38% stake in TAV Havalimanlari, a Turkish airport company. In addition, Cosan agreed to buy 5.6% of ALL America Latina Logistica, a Brazilian railroad company. This transaction is still pending. During July 2012, RailAmerica agreed to be acquired by Genesee & Wyoming - the transaction was completed in October 2012. In addition, Brazil privatized three airports. The airports were sold at a 348% premium to the minimum bids stipulated by the Brazilian government.

Portfolio Analysis

The top five contributors to the Fund’s performance for the fiscal year ended October 31, 2012 based on contribution to total return were RailAmerica (102.65%), Comcast Corporation (63.20%), Empresas ICA (“ICA”) (61.57%), Cia de Saneamento Basico do Estado de Sao Paulo (“SABESP”) (59.23%), and The Geo Group (“GEO”) (53.31%).

•	RailAmerica (average weight 1.20%) owns, operates, and develops short-line and regional freight railroads. RailAmerica was acquired by Genesee & Wyoming during the fiscal period.

•

Comcast Corporation (average weight 1.48%) provides cable television, broadband internet and telephone services in 40 states. The strong performance in Comcast shares during the period was driven by solid execution in the cable business resulting in lower subscriber turnover, better pricing and strong free cash flow generation. Meanwhile,

Alpine Global Infrastructure Fund (Continued)

the struggling NBC Universal piece of the business benefited from the success of the London Olympics.

•

ICA (average weight 2.08%) is a large construction company specializing in infrastructure projects in Mexico. ICA has rebounded from being one of the Fund’s worst performers during the last fiscal year to a top performer during this fiscal year. ICA is on track to complete the Le Yesca project for the Mexican government in the 4th quarter of 2012, which is expected to allow them to reduce their debt. In addition, ICA expects to have 14 concessions operational over the next 3 years which should allow them to continue to grow their earnings.

•

SABESP (average weight 1.46%) collects, treats and distributes water in Brazil. The stock has outperformed due to investors’ expectations for the first return-on-asset based tariff review scheduled to be completed in November 2012.

•

GEO (average weight 1.99%) operates private correctional facilities. GEO has rebounded from being one of the Fund’s worst performers during the last fiscal year to a top performer during this fiscal year. GEO’s stock has benefited from the initiation of a dividend, potential conversion to a Real Estate Investment Trust (“REIT”), and a large potential pipeline of opportunities.

The following companies had the largest adverse impact on the performance of the Fund based on contribution to return for the fiscal year ending October 31, 2012: ZTE Corporation (-53.91%), National Hydroelectric Power Corp Ltd. (“NHPC”) (-38.16%), Suez Environment (-28.07%), France Telecom (-24.83%), and Energy Solutions (-24.35%).

•

ZTE Corporation (average weight 0.52%) designs and manufactures telecommunication equipment and mobile phones. ZTE had a profit warning during the fiscal year due to slowing capital expenditures in China. We no longer hold this stock in our portfolio.

•

NHPC (average weight 0.35%) is India’s largest hydroelectric power company. NHPC has underperformed due to delays in the hydro-power projects that they are developing. We no longer hold this stock in our portfolio.

•

Suez Environment (average weight 0.81%) is a water treatment and waste management company. Although the water business has performed in-line with our expectations, the negative economic environment in Europe has led to weak waste volumes, but we believe the decline is slowing. We continue to own this stock.

•

France Telecom (average weight 0.87%) is one of Europe’s largest telecommunications companies. France Telecom underperformed this period due to a new mobile entrant in France. We were aware of this new entrant but its effect has been more pronounced than expected. We no longer hold this stock in our portfolio.

•

Energy Solutions (average weight 1.14%) processes nuclear waste. In June of 2012, the board unexpectedly appointed a new CEO and CFO and the company issued a profit warning. We believe the new management team has introduced a strategy to increase the earnings of the company. The strategy includes cost reductions, asset sales, improvement of the balance sheet, and growing the business – thus we continue to own the stock.

Summary and Outlook

We launched the Alpine Global Infrastructure Fund because we believe that there are special opportunities to benefit from global spending in infrastructure over the next several decades. Even before the financial crisis began to wreak havoc on the budgets of governments and municipalities, the privatization of infrastructure assets began to take place. Now, even more so, we believe there will be an accelerated effort to privatize these assets as public entities will not have the funds to maintain their current infrastructure assets nor to build new infrastructure assets to meet the needs of a growing population. Throughout the world, the owners of infrastructure are primarily government entities. However, over the last several decades, due to the large cost of building and maintaining these facilities, there has been a movement towards privatization of infrastructure assets. In Canada, Australia, the United Kingdom, and throughout Europe and Asia, roads, airports, and seaports have been privatized.

Since the launch of our Fund, the equity markets have been volatile as the world’s economies suffered from the effects of the financial crisis. The amount of debt that governments have on their balance sheets and the austerity measures that are beginning to be enacted will likely lead to slower growth for years to come. The uncertainty over the European debt crisis along with the questionable growth prospects of China has led to extremely volatile markets and, as a result, we have hedged a portion of our Euro currency exposure during the period. We believe that this may create many new opportunities for investors in infrastructure stocks that have the potential for more stable and predictable cash flows. Our portfolio of companies is not immune to swings in share prices, but volatile markets may provide

Alpine Global Infrastructure Fund (Continued)

an opportunity to continue buying what we believe are high-quality companies with solid balance sheets and good growth prospects at what we believe are inexpensive valuations. In the future, governments may be compelled to sell off infrastructure assets and utilize public/private funds to build/operate/transfer models to finance new projects.

We are pleased with the structure of our portfolio and the outperformance of the Fund during the fiscal year and since inception. We believe the Fund is positioned to take advantage of the anticipated increase in global infrastructure spending. We continue to believe that the combination of urbanization, rising standards of living, and population growth will propel infrastructure spending for decades to come. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects for the Fund in future communications.

Sincerely,

Joshua E. Duitz
Samuel A. Lieber
Co-Portfolio Managers

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than it would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Infrastructure-Related Investment Risk – Because the Infrastructure Fund concentrates its investments in infrastructure-related entities, the Infrastructure Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the

Alpine Global Infrastructure Fund (Continued)

effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies, government contracts and accounting standards.

Initial Public Offerings and Secondary Risk – The Fund may invest a portion of its assets in shares of IPOs or Secondary Offerings of an issuer. IPOs and Secondary Offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and Secondary Offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and Secondary Offerings may not be consistently available to the Fund for investing. IPO offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and Secondary Offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and Secondary Offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rate risk is the risk of a change in the price of debt obligations when prevailing interest rates increase or decline. In general, if interest rates rise, the prices of debt obligations fall, and if interest rates fall, the prices of debt obligations rise. Changes in the values of debt obligations usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt obligations with longer maturities.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small- and Medium-Capitalization Company Risk – Securities of small- or medium-capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to page 6-8 for other important disclosures and definitions.

Alpine Global Consumer Growth Fund

Comparative Annualized Returns as of 10/31/12 (Unaudited)
	1 Year	Since Inception (12/29/2010)

Alpine Global Consumer Growth Fund — Institutional Class	12.48%	4.20%

MSCI World Index USD(1)	9.45%	3.44%

MSCI ACWI Consumer Discretionary Index USD	9.62%	4.03%

MSCI ACWI Consumer Staples Index USD	11.99%	8.57%

Lipper Consumer Goods Funds Average(2)	12.71%	7.84%

Lipper Consumer Goods Funds Ranking(2)	19/40	30/38

Gross Expense Ratio: 2.96%(3)

Net Expense Ratio: 1.35%(3)

(1)

Effective February 28, 2012, the Fund changed the primary benchmark against which it measures its performance to the MSCI World Index. The Adviser believes the MSCI World Index more accurately reflects the investment strategy of the Fund.

(2)	The since inception data represents the period beginning 12/31/2010.
(3)	As disclosed in the prospectus dated February 28, 2012.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

Performance of Class A shares is not shown because this share class commenced operations on December 30, 2011.

The MSCI World Index USD is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. The Lipper Consumer Goods Funds Average is an average of funds that invest primarily in the equity securities of domestic and foreign companies engaged in manufacturing and distributing consumer goods such as food, beverages, tobacco, and nondurable household goods and personal products. MSCI ACWI Consumer Staples Index USD is a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets for the Consumer Staples GICS® sector. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. MSCI ACWI Consumer Discretionary Index USD is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets for the Consumer Discretionary GICS® sector. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI ACWI Consumer Staples Index USD, the MSCI ACWI Consumer Discretionary Index USD and the Lipper Consumer Goods Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Consumer Goods Funds Average reflects fees charged by the underlying funds. The performance for the Global Consumer Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus. The Alpine Global Consumer Growth Fund has a contractual expense waiver that continues through February 28, 2013. Where a Fund’s gross and net expense ratio are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Alpine Global Consumer Growth Fund (Continued)

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	Anheuser-Busch InBev NV-ADR	3.42%
	2.	Nestle SA	2.86%
	3.	Comcast Corp.-Class A	2.82%
	4.	Apple, Inc.	2.81%
	5.	VF Corp.	2.69%
	6.	Yum! Brands, Inc.	2.41%
	7.	Kabel Deutschland Holding AG	2.32%
	8.	PepsiCo, Inc.	2.23%
	9.	Google, Inc.-Class A	2.19%
	10.	Visa, Inc.-Class A	2.08%

	*

Top 10 Holdings do not include short-term investments and are based on total net assets. Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 10/31/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Global Consumer Growth Fund (Continued)

Commentary

In the fiscal year ended October 31, 2012, the Alpine Global Consumer Growth Fund provided a total return of 12.48%. The MSCI All Country World Index posted a total return of 9.45% while the MSCI Consumer Staples and Consumer Discretionary Indices posted total returns of 11.99% and 9.62%, respectively. Since the Fund’s December 29, 2010 inception, it has generated an annualized total return of 4.20%. The MSCI All Country World, Consumer Staples and Consumer Discretionary Indices achieved total returns of 3.44%, 8.57% and 4.03%, respectively, over the same time period. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Portfolio Drivers

The direction of the global markets in fiscal 2012 was similar to fiscal 2011 although the triggers were different. A strong rally through the first six months of the fiscal year was retraced as investors worried about stalling growth in the US, the upcoming US election and renewed concerns over the European debt crisis. Central banks in the US and Europe took action to alleviate some of these concerns during the summer months, resulting in a gradual global market rally before flattening out over the final three months of the fiscal year.

•

The country exposure of the Fund played a large part in the performance during the fiscal year. The US represented the largest exposure for the Fund (44.4% average weight) and also generated the highest contribution to the performance as the domestic market outperformed most of its international peers. Despite the depreciation of the currency and a slowdown in the economy, Brazil (average weight 9.3%) tallied the next highest contribution. Worries about over capacity and slowing consumer spending in China/Hong Kong (average weight 13.4%) resulted in the underperformance of that segment of the portfolio.

•

From an industry standpoint, the strong market for consumer stocks globally resulted in positive performance for a majority of the segments of the portfolio. The food, beverage & tobacco securities had the largest impact, while media, software & services and retailing were also top contributors. Automobiles & components and food & staples retailing were the two laggards.

•	The Fund’s sector diversification also played a role in the performance of the Fund. All sectors generated a positive contribution to the portfolio over the past 12 months. Among the Fund’s focus sectors, the information technology holdings were the top absolute performing segment, followed by consumer staples and then consumer discretionary. The Fund’s smaller industrial and financials exposure also posted strong returns.

Portfolio Analysis

The top five contributors to the Fund’s performance over the fiscal year ended October 31, 2012 were Lumber Liquidators Holdings Inc. (274.81%), Anheuser-Busch Inbev N.V. Inc. (54.35%), Comcast Corporation (63.18%), Apple Inc. (47.65%) and Debenhams PLC (93.12%).

•

Lumber Liquidators (average weight 1.35%) posted better-than-expected results throughout fiscal 2012. An improving housing market drove solid demand for the flooring category. In addition, management’s efforts to improve its supply chain and its product mix resulted in a recovery in the company’s operating margins.

•

Anheuser-Busch Inbev (average weight 3.31%) posted solid numbers as management executed on its plans to improve pricing in North America through price increases on its low end products and product innovation. In addition, the proposed acquisition of Grupo Modelo was well received by the markets.

•

The strong performance in Comcast shares (average weight 2.42%) during the period was driven by solid execution in the cable business resulting in lower subscriber turnover, better pricing and strong free cash flow generation. Meanwhile, the struggling NBC Universal piece of the business benefited from the success of the London Olympics.

•

The adoption of mobile data devices around the globe led by demand for the iPhone and iPad resulted in another year of outperformance for Apple shares (average weight 2.80%). Plus, management’s decision to return some of its cash to shareholders through the initiation of a dividend added an entirely new dimension to the story.

•

Despite sluggish consumer spending in Europe, Debenhams stock (average weight 1.45%) was a strong performer as management’s efforts to improve execution in the stores and to streamline its expense structure paid off with better-than-expected results.

Alpine Global Consumer Growth Fund (Continued)

Abercrombie & Fitch Co. (-58.28%), ZAGG Inc. (-46.67%), X5 Retail Group (-37.05%), Digital Generation Inc. (-49.31%) and Lianhua Supermarkets (-48.00%) were the bottom five contributors to the Fund’s performance through October 31, 2012.

•

Abercrombie & Fitch’s (average weight 1.17%) results deteriorated throughout much of the fiscal year as its international growth engine stalled and the domestic business struggled to keep up with the fashion cycle.

•

While the fundamental performance of ZAGG Inc. (average weight 1.31%) has actually been better than expected over the past twelve months, there have been several other issues that have weighed on the share price, namely the departure of their founder and C.E.O.

•

X5 Retail (average weight 0.84%) struggled with their in-store execution over the past twelve months, resulting in disappointing comparable store sales and margin deterioration. In response, there have been several management departures from the company over the past few quarters and the shares have lagged the market.

•

Digital Generation Inc. (average weight 0.92%) is struggling with execution issues following several acquisitions completed in 2011. The company is currently exploring strategic alternatives for the business, which has led to a recent resurgence in the shares from their 2012 lows.

•	Grocery store chain Lianhua (average weight 0.76%) continued to underperform as competition in the industry continued to ramp up and the consumer spending environment in China slowed.

Summary & Outlook

The objective of the Global Consumer Growth Fund is to seek long-term capital appreciation. The Fund seeks to invest in companies which have exposure to the rising purchasing power of the global consumer. The Fund aims to achieve diversification by investing primarily across consumer discretionary, consumer staples and technology sectors among both multi-national and local companies. In the developed world, we emphasize investment in consumer consumption trends, such as the rise in Internet spending and the usage of mobile devices, as well as in firms that have the ability to expand their brands domestically and abroad. In emerging markets, the focus is on those businesses that stand to benefit from the demographic shifts that are taking place as it is our belief that disposable income levels should rise over the next few years.

As we look ahead, we are encouraged by the consumer spending outlook but there are several potential risks to spending. In the US, the mounting worries about the “fiscal cliff” and its impact on economic growth may weigh heavily on the consumer. Assuming we are able to overcome those fears and come to a consensus, a slow but steadily improving employment picture should help support consumer spending. On the expense side of the business, lower input costs have begun to flow through most consumer company balance sheets and may support margins heading into 2013. In Europe, the consumer spending picture remains subdued as austerity measures and general macro economic weakness weigh on confidence. As was the case throughout 2012, the situation will not likely improve materially in 2013, in our opinion, as the region continues to work through its debt problems. Finally, we expect the emerging market consumers may continue their superior relative growth pace. Wage growth and the growing middle class should remain the key drivers to discretionary spending. As we enter 2013, there are question marks surrounding the Chinese and Brazilian consumer markets. However other areas, such as Southeast Asia appear to hold potential promise.

In closing, we are excited about the opportunities for the Global Consumer Growth Fund. We believe that the prospects for the long-term global consumer story are attractive. Despite some near-term headwinds, rising income levels and changing consumer consumption patterns across the globe should provide ample investment opportunities.

Sincerely,

Bryan Keane
Samuel A. Lieber
Co-Portfolio Managers

Alpine Global Consumer Growth Fund (Continued)

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Consumer Products/Services Sector Risk – Significant problems may affect a particular sector, and returns from that sector may be lower than returns from the overall stock market. Events that affect the consumer products/services sector will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Fund invests a substantial amount of its assets in the consumer product/services sector, the Fund’s performance largely depends on the general condition of that sector. The consumer product/services sector could be adversely affected by overall economic conditions, interest rates, competition, consumer confidence, disposable income, changes in demographics and consumer tastes, and legislative or regulatory changes. The prices of the securities of those issuers also may fluctuate widely in response to such events.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than it would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro-Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small- and medium-capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Alpine Global Consumer Growth Fund (Continued)

Small- and Medium-Capitalization Company Risk – Securities of small- or medium-capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 6-8 for other important disclosures and definitions.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments
October 31, 2012

Shares	Security Description	Value

Common Stocks—100.3%
Asia—32.1%
China—4.9%
3,000,000	Evergrande Real Estate Group, Ltd.	$1,312,250
11,028,960	Franshion Properties China, Ltd.	3,372,705
2,200,000	Guangzhou R&F Properties Co., Ltd.	2,705,273
6,000,000	Kaisa Group Holdings, Ltd. (a)	1,122,574
4,800,000	Poly Property Group Co., Ltd. (a)	2,898,562
2,691,373	SOCAM Development, Ltd.	2,771,228
899,515	Soho China, Ltd.	611,666

		14,794,258

Hong Kong—1.5%
33,002,031	CSI Properties, Ltd.	1,362,656
965,000	Mandarin Oriental International, Ltd.	1,418,550
550,632	The Hongkong & Shanghai Hotels, Ltd.	727,540
160,000	Wharf Holdings, Ltd.	1,098,315

		4,607,061

India—9.0%
2,290,373	Hirco PLC (a)	1,418,373
2,000,000	South Asian Real Estate PLC (a)(b)(c)(d)	15,847,017
7,240,153	Unitech Corporate Parks PLC (a)	4,030,908
1,443,695	Yatra Capital, Ltd. (a)(e)	5,782,145

		27,078,443

Indonesia—2.2%
246,285,560	PT Bakrieland Development TBK (a)	1,666,690
16,765,928	PT Bumi Serpong Damai TBK	2,164,472
29,288,857	PT Lippo Karawaci TBK	2,835,881

		6,667,043

Japan—2.2%
15,000	Daito Trust Construction Co., Ltd.	1,514,468
20,000	Kenedix, Inc. (a)	2,593,010
130,000	Nomura Real Estate Holdings, Inc.	2,333,584

		6,441,062

Malaysia—0.4%
3,100,591	Aseana Properties, Ltd.	1,232,485

Philippines—3.0%
2,184,000	Ayala Land, Inc.	1,248,530
40,000,000	Megaworld Corp.	2,378,929
35,239,555	SM Development Corp.	5,337,901

		8,965,360

Singapore—4.5%
6,979,000	Banyan Tree Holdings, Ltd. (a)	3,833,358
500,000	CapitaMalls Asia, Ltd.	758,321
3,401,420	Global Logistic Properties, Ltd.	7,166,461
625,000	Keppel Land, Ltd.	1,742,089

		13,500,229

Thailand—4.4%
3,762,300	Central Pattana PCL	8,715,279
7,215,356	Minor International PCL	4,308,027

		13,023,306

	Total Asia (Cost $123,915,390)	96,309,247

Shares	Security Description	Value

Europe—25.9%
France—2.3%
92,203	Kaufman & Broad SA (a)	$2,108,136
154,193	Nexity SA	4,750,605

		6,858,741

Germany—3.6%
250,424	DIC Asset AG	2,336,701
1,099,999	IVG Immobilien AG (a)	2,730,336
7,642,900	Sirius Real Estate, Ltd. (a)	1,981,268
317,573	TAG Immobilien AG	3,664,671

		10,712,976

Norway—0.5%
693,067	BWG Homes ASA (a)	1,422,287

Poland—0.2%
3,265,000	Nanette Real Estate
	Group NV (a)(b)(d)	774,443

Russia—1.4%
799,367	Mirland Development Corp. PLC (a)	1,515,724
1,724,911	RGI International, Ltd. (a)	2,794,356

		4,310,080

Sweden—1.3%
220,877	JM AB	3,979,376

Turkey—3.3%
5,500,522	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	8,193,246
2,471,294	Sinpas Gayrimenkul Yatirim Ortakligi AS	1,737,144

		9,930,390

United Kingdom—13.3%
674,280	Development Securities PLC	1,740,990
700,339	Great Portland Estates PLC	5,284,682
5,000,713	LXB Retail Properties PLC (a)	9,280,381
1,161,792	Metric Property Investments PLC	1,724,853
5,145,181	Quintain Estates & Development PLC (a)	4,442,122
6,608,407	Regus PLC	10,696,304
1,600,130	Songbird Estates PLC (a)	3,008,273
800,130	Unite Group PLC	3,655,413

		39,833,018

	Total Europe (Cost $100,741,061)	77,821,311

North & South America—42.3%
Brazil—37.2%
268,077	Aliansce Shopping Centers SA	3,048,954
793,138	BHG SA-Brazil Hospitality Group (a)	7,849,178
700,037	BR Malls Participacoes SA	9,202,623
680,298	BR Properties SA	8,909,641
580,200	Brasil Brokers Participacoes SA	1,628,291
400,435	Cyrela Commercial Properties SA Empreendimentos e Participacoes	5,202,964
2,403,408	Direcional Engenharia SA	14,389,326
912,132	General Shopping Brasil SA (a)	4,805,304
1,080,302	Iguatemi Empresa de Shopping Centers SA	13,722,849
1,488,500	JHSF Participacoes SA	6,463,933
1,212,612	MRV Engenharia e Participacoes SA	6,149,481

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
October 31, 2012

Shares	Security Description	Value

Common Stocks—continued
Brazil—continued
466,788	Multiplan Empreendimentos Imobiliarios SA	$13,674,644
3,544,384	PDG Realty SA Empreendimentos e Participacoes	5,968,240
475,394	Sao Carlos Empreendimentos e Participacoes SA	10,673,281

		111,688,709

Canada—0.0% *
133,000	Lakeview Hotel Real Estate Investment Trust (a)	45,609

Mexico—1.4%
1,400,000	Corp. GEO SAB de CV-Series B (a)	1,680,770
177,600	Desarrolladora Homex SAB de C.V.-ADR (a)	2,353,200

		4,033,970

United States—3.7%
282,300	Sunrise Senior Living, Inc. (a)(f)	4,062,297
519,696	Verde Realty Corp. (a)(b)(c)(d)	6,984,714

		11,047,011

	Total North & South America (Cost $110,477,614)	126,815,299

	Total Common Stocks (Cost $335,134,065)	300,945,857

Shares	Security Description	Value

Equity-Linked Structured Notes—1.5%
Asia—1.5%
India—1.5%
1,190,000	Phoenix Mills, Ltd.-Merrill Lynch & Co., Inc.	$4,433,051

	Total Asia (Cost $3,920,217)	4,433,051

	Total Equity-Linked Structured Notes (Cost $3,920,217)	4,433,051

Investment Companies—0.6%
Asia—0.4%
India—0.4%
7,497,900	Trinity Capital PLC (a)	1,330,971

	Total Asia (Cost $12,613,773)	1,330,971

Europe—0.2%
Turkey—0.2%
920,000	The Ottoman Fund, Ltd. (a)	549,320
	Total Europe (Cost $1,507,547)	549,320

	Total Investment Companies (Cost $14,121,320)	1,880,291

	Total Investments (Cost $353,175,602)—102.4%	307,259,199

	Liabilities in Excess of Other Assets—(2.4)%	(7,165,832)

	TOTAL NET ASSETS 100.0%	$300,093,367

Percentages are stated as a percent of net assets.
*	Less than 0.05% of Net Assets.
(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Private placement.
(d)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 7.9% of the Fund’s net assets.
(e)	Affiliated issuer. See Note 6 in the Notes to Financial Statements.
(f)	All or a portion of the security is available to serve as collateral on the outstanding loans.
AB—Aktiebolag is the Swedish equivalent of a corporation.
ADR—American Depositary Receipt
AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders. AS—Anonim Sirketi is the Turkish term for joint stock company.
ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PCL—Public Company Limited

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments
October 31, 2012

Shares	Security Description	Value

Real Estate Investment Trusts—101.5%
Apartments—16.5%
31,445	Associated Estates Realty Corp.	$471,360
25,625	AvalonBay Communities, Inc.	3,473,725
34,900	BRE Properties, Inc.	1,687,415
10,000	Camden Property Trust	656,300
68,360	Equity Residential (a)	3,924,548
23,665	Essex Property Trust, Inc. (a)	3,549,750
50,200	Home Properties, Inc. (a)	3,051,658
31,400	UDR, Inc.	762,078

		17,576,834

Diversified—5.6%
26,114	American Assets Trust, Inc.	709,517
88,700	Crombie Real Estate Investment Trust	1,340,158
48,617	Vornado Realty Trust (a)	3,899,570

		5,949,245

Health Care—15.9%
78,772	HCP, Inc.	3,489,600
62,903	Health Care REIT, Inc.	3,738,325
90,047	Omega Healthcare Investors, Inc.	2,065,678
96,200	Sabra Health Care REIT, Inc.	2,137,564
37,333	Senior Housing Properties Trust	820,580
74,212	Ventas, Inc. (a)	4,695,393

		16,947,140

Lodging—3.1%
37,942	Chatham Lodging Trust	491,349
20,303	Chesapeake Lodging Trust	382,711
70,000	DiamondRock Hospitality Co.	593,600
85,000	Host Hotels & Resorts, Inc.	1,229,100
12,000	LaSalle Hotel Properties (a)	287,280
15,000	Pebblebrook Hotel Trust	318,300

		3,302,340

Manufactured Homes—0.8%
12,850	Equity Lifestyle Properties, Inc.	865,191

Mortgage & Finance—2.4%
79,232	Apollo Commercial Real Estate Finance, Inc.	1,339,813
50,000	Starwood Property Trust, Inc.	1,146,000

		2,485,813

Net Lease—0.7%
17,012	Entertainment Properties Trust	756,183

Office-Industrial Buildings—33.0%
51,528	Alexandria Real Estate Equities, Inc. (a)	3,629,117
61,111	Boston Properties, Inc.	6,496,099
37,671	Coresite Realty Corp.	856,262
23,153	Corporate Office Properties Trust (a)	577,668
55,100	Digital Realty Trust, Inc.	3,384,793
139,509	Douglas Emmett, Inc.	3,271,486
40,352	DuPont Fabros Technology, Inc.	865,954
20,000	Government Properties Income Trust	443,800
54,473	Kilroy Realty Corp. (a)	2,419,146
32,208	Liberty Property Trust	1,131,145
23,508	Mack-Cali Realty Corp.	610,973
88,581	Mission West Properties, Inc.	733,451
264,680	MPG Office Trust, Inc. (a)(b)	857,563

Shares	Security Description	Value

Office-Industrial Buildings—continued
104,700	ProLogis, Inc.	$3,590,163
50,551	SL Green Realty Corp. (a)	3,806,490
54,537	STAG Industrial, Inc.	944,581
20,600	Terreno Realty Corp.	314,356
86,364	Verde Realty Corp. (b)(c)(d)(e)	1,160,732

		35,093,779

Retail Centers—19.5%
153,191	CBL & Associates Properties, Inc.	3,426,883
12,100	Federal Realty Investment Trust (a)	1,304,743
60,000	General Growth Properties, Inc.	1,179,600
50,000	Kimco Realty Corp.	976,000
57,295	Simon Property Group, Inc. (a)	8,720,872
24,706	Taubman Centers, Inc. (a)	1,940,656
56,428	The Macerich Co. (a)	3,216,396

		20,765,150

Storage—4.0%
30,765	Public Storage (a)	4,264,952

	Total Real Estate Investment Trusts (Cost $75,091,139)	108,006,627

Common Stocks—1.8%
Lodging—1.0%
20,000	Starwood Hotels & Resorts Worldwide, Inc. (a)	1,037,000

Office-Industrial Buildings—0.8%
57,000	Brookfield Office Properties, Inc.	879,510

	Total Common Stocks (Cost $1,645,470)	1,916,510

Preferred Stocks—6.2%
Diversified—0.5%
20,000	Winthrop Realty Trust- Series D, 9.250%	533,400

Lodging—1.1%
14,800	LaSalle Hotel Properties- Series G, 7.250%	380,212
30,300	Sunstone Hotel Investors, Inc.-Series A, 8.000%	763,257

		1,143,469

Mortgage & Finance—0.5%
25,200	NorthStar Realty Finance Corp.-Series B, 8.250%	608,580

Net Lease—2.8%
19,630	CapLease, Inc.-Series A, 8.125%	494,676
97,865	Entertainment Properties Trust-Series D, 7.375%	2,465,219

		2,959,895

Retail Centers—1.3%
55,198	CBL & Associates Properties, Inc.-Series D, 7.375%	1,406,445

	Total Preferred Stocks (Cost $4,817,611)	6,651,789

	Total Investments (Cost $81,554,220)—109.5%	116,574,926
	Liabilities in Excess of Other Assets—(9.5)%	(10,156,187)

	TOTAL NET ASSETS 100.0%	$106,418,739

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments—Continued
October 31, 2012

Percentages are stated as a percent of net assets.
(a)	All or a portion of the security is available to serve as collateral on the outstanding loans.
(b)	Non-income producing security.
(c)	Illiquid security.
(d)	Private placement.
(e)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 1.1% of the Fund’s net assets.
REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Alpine Cyclical Advantage Property Fund

Schedule of Portfolio Investments
October 31, 2012

Shares	Security Description	Value

Common Stocks—89.4%
Asia—24.0%
China—5.3%
342,857	China State Construction International Holdings, Ltd.	$407,887
500,000	Evergrande Real Estate Group, Ltd.	218,708
2,500,000	Franshion Properties China, Ltd.	764,511
400,000	Guangzhou R&F Properties Co., Ltd.	491,868
500,000	Hopson Development Holdings, Ltd. (a)	483,868
1,000,000	Kaisa Group Holdings, Ltd. (a)	187,095
1,000,000	Poly Property Group Co., Ltd. (a)	603,867

		3,157,804

Hong Kong—1.7%
6,967,005	CSI Properties, Ltd.	287,668
60,000	Hongkong Land Holdings, Ltd.	381,000
50,000	Wharf Holdings, Ltd.	343,223

		1,011,891

India—1.0%
389,105	Ascendas India Trust	242,433
620,000	Unitech Corporate Parks PLC (a)	345,181

		587,614

Indonesia—1.5%
33,380,487	PT Bakrieland Development TBK (a)	225,896
3,500,000	PT Ciputra Development TBK	247,788
4,513,514	PT Lippo Karawaci TBK	437,019

		910,703

Japan—3.7%
2,500	Daito Trust Construction Co., Ltd.	252,412
180,000	Hulic Co., Ltd. (a)	1,427,283
2,000	Kenedix, Inc. (a)	259,301
16,000	Nomura Real Estate Holdings, Inc.	287,210

		2,226,206

Philippines—3.4%
780,000	Ayala Land, Inc.	445,904
5,000,000	Megaworld Corp.	297,366
2,751,363	Robinsons Land Corp.	1,268,986

		2,012,256

Singapore—1.6%
100,000	CapitaMalls Asia, Ltd.	151,664
250,000	Global Logistic Properties, Ltd.	526,726
100,000	Keppel Land, Ltd.	278,734

		957,124

Thailand—5.8%
300,000	Central Pattana PCL	694,943
2,200,000	LPN Development PCL-NVDR	1,299,184
585,239	Minor International PCL	349,425
1,400,000	Supalai PCL	876,999
569,550	Ticon Industrial Connection PCL	243,429

		3,463,980

	Total Asia (Cost $10,165,293)	14,327,578

Europe—14.4%
France—1.9%
67,000	Affine SA	1,123,736

Shares	Security Description	Value

Germany—5.0%
39,904	DIC Asset AG	$372,343
110,000	Patrizia Immobilien AG (a)	774,760
159,090	TAG Immobilien AG	1,835,838

		2,982,941

Norway—0.1%
38,469	BWG Homes ASA (a)	78,945

Poland—0.4%
40,000	Atrium European Real Estate, Ltd.	226,100

Russia—1.4%
783,674	Raven Russia, Ltd.	822,025

United Kingdom—5.6%
778,923	LXB Retail Properties PLC (a)	1,445,534
964,231	Quintain Estates & Development PLC (a)	832,475
341,253	Songbird Estates PLC (a)	641,562
100,014	Unite Group PLC	456,916

		3,376,487

	Total Europe (Cost $7,588,585)	8,610,234

North & South America—51.0%
Brazil—21.1%
98,241	BHG SA-Brazil Hospitality Group (a)	972,228
84,796	BR Malls Participacoes SA	1,114,721
95,538	BR Properties SA	1,251,230
7,500	Cyrela Commercial Properties SA Empreendimentos e Participacoes-ADR	388,346
15,000	Cyrela Commercial Properties SA Empreendimentos e Participacoes-ADR (b)	776,691
230,654	Direcional Engenharia SA	1,380,937
40,000	General Shopping Brasil SA (a)	210,728
144,280	Iguatemi Empresa de Shopping Centers SA	1,832,758
135,000	JHSF Participacoes SA	586,249
28,000	LPS Brasil Consultoria de Imoveis SA	481,130
91,805	MRV Engenharia e Participacoes SA	465,568
82,914	Multiplan Empreendimentos Imobiliarios SA	2,428,982
396,895	PDG Realty SA Empreendimentos e Participacoes	668,315

		12,557,883

Canada—1.4%
49,146	Brookfield Residential Properties, Inc. (a)	850,226

Mexico—1.2%
254,825	Corp. GEO SAB de CV-Series B (a)	305,930
30,300	Desarrolladora Homex SAB de C.V.-ADR (a)	401,475

		707,405

United States—27.3%
10,000	Altisource Portfolio Solutions SA (a)	1,135,000
22,493	American Capital Agency Corp.	742,719

The accompanying notes are an integral part of these financial statements.

Alpine Cyclical Advantage Property Fund

Schedule of Portfolio Investments—Continued
October 31, 2012

Shares	Security Description	Value

North & South America—continued
United States—continued
25,000	American Capital Mortgage Investment Corp.	$623,250
19,852	Apollo Commercial Real Estate Finance, Inc.	335,697
50,000	Brookdale Senior Living, Inc. (a)	1,173,000
40,491	Brookfield Office Properties, Inc.	624,776
25,125	Chatham Lodging Trust	325,369
84,228	DiamondRock Hospitality Co.	714,253
40,000	Excel Trust, Inc.	492,000
44,053	General Growth Properties, Inc.	866,082
5,000	Jones Lang LaSalle, Inc.	388,700
60,771	Ocwen Financial Corp. (a)	2,343,938
6,831	ProLogis, Inc.	234,235
1,923	Simon Property Group, Inc.	292,700
40,000	Starwood Property Trust, Inc.	916,800
40,000	Sunrise Senior Living, Inc. (a)	575,600
48,200	TravelCenters of America LLC (a)	234,252
87,912	Two Harbors Investment Corp.	1,048,790
143,940	Verde Realty Corp. (a)(c)(d)(e)	1,934,554
10,440	Vornado Realty Trust	837,392
4,292	Walter Investment Management Corp. (a)	207,432
10,000	Western Asset Mortgage Capital Corp.	214,500

		16,261,039

	Total North & South America (Cost $25,304,637)	30,376,553

	Total Common Stocks (Cost $43,058,515)	53,314,365

Shares	Security Description	Value

Equity-Linked Structured Notes—1.7%
Asia—1.7%
India—1.2%
300,000	Peninsula Land, Ltd.-Macquarie Bank, Ltd.	$408,774
50,000	Sobha Developers, Ltd.-Macquarie Bank, Ltd.	332,791

		741,565

Vietnam—0.5%
301,875	HAGL JSC-GDR-Macquarie Bank, Ltd. (a)	301,280

	Total Asia (Cost $1,542,321)	1,042,845

	Total Equity-Linked Structured Notes (Cost $1,542,321)	1,042,845

Principal Amount

Short-Term Investments—8.3%
$4,929,000	State Street Eurodollar Time Deposit, 0.01%	4,929,000

	Total Short-Term Investments (Cost $4,929,000)	4,929,000

	Total Investments (Cost $49,529,836)—99.4%	59,286,210
	Other Assets in Excess of Liabilities—0.6%	337,453

	TOTAL NET ASSETS 100.0%	$59,623,663

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.3% of the Fund’s net assets.

(c) Illiquid security.

(d) Private placement.

(e) Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 3.2% of the Fund’s net assets.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

GDR—Global Depositary Receipt

JSC—Joint Stock Company

NVDR—Non-Voting Depositary Receipts

PCL—Public Company Limited

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments
October 31, 2012

Shares	Security Description	Value

Common Stocks—91.3%
Asia—59.6%
China—25.2%
125,000	C C Land Holdings, Ltd.	$28,710
90,000	China Overseas Grand Oceans Group, Ltd.	94,180
79,000	China Overseas Land & Investment, Ltd.	207,947
71,000	China Resources Land, Ltd.	162,337
68,857	China State Construction International Holdings, Ltd.	81,917
215,000	Evergrande Real Estate Group, Ltd.	94,045
131,000	Franshion Properties China, Ltd.	40,060
16,800	Guangzhou R&F Properties Co., Ltd.	20,658
100,000	Hopefluent Group Holdings, Ltd.	28,774
150,000	Kaisa Group Holdings, Ltd. (a)	28,064
50,000	Longfor Properties Co., Ltd.	88,645
95,000	Poly Property Group Co., Ltd. (a)	57,367
34,000	Shimao Property Holdings, Ltd.	64,929
50,000	Soho China, Ltd.	34,000
60,000	Sunac China Holdings, Ltd.	31,819
195,000	Yuexiu Property Co., Ltd.	53,593

		1,117,045

Hong Kong—4.0%
3,000	Cheung Kong Holdings, Ltd.	44,322
1,393,401	CSI Properties, Ltd.	57,534
11,000	Wharf Holdings, Ltd.	75,509

		177,365

India—1.5%
54,474	Ascendas India Trust	33,940
60,000	Unitech Corporate Parks PLC (a)	33,405

		67,345

Indonesia—10.5%
30,000	First Real Estate Investment Trust	25,701
110,000	Lippo Malls Indonesia Retail Trust	43,737
750,000	PT Alam Sutera Realty TBK	45,289
3,506,945	PT Bakrieland Development TBK (a)	23,732
774,659	PT Bumi Serpong Damai TBK	100,008
500,000	PT Ciputra Development TBK	35,398
300,000	PT Ciputra Property TBK	20,614
100,000	PT Ciputra Surya TBK	18,220
350,000	PT Lippo Karawaci TBK	33,888
650,000	PT Metropolitan Land TBK	32,145
375,000	PT Summarecon Agung TBK	68,324
157,000	PT Surya Semesta Internusa TBK	19,288

		466,344

Malaysia—0.9%
25,000	IHH Healthcare BHD (a)	26,838
20,000	IJM Land BHD	14,511

		41,349

Philippines—5.8%
216,000	Ayala Land, Inc.	123,481
500,000	Megaworld Corp.	29,737
30,136	Robinsons Land Corp.	13,899
47,691	SM Development Corp.	7,224
236,250	SM Prime Holdings, Inc.	83,156

		257,497

Shares	Security Description	Value

Singapore—1.4%
28,500	Global Logistic Properties, Ltd.	$60,047

Thailand—9.3%
80,000	Amata Corp. PCL	40,196
150,000	Asian Property Development PCL	42,578
30,000	Central Pattana PCL	69,494
300,000	Hemaraj Land and Development PCL	30,734
90,000	LPN Development PCL-NVDR	53,148
147,500	Minor International PCL	88,067
120,000	Supalai PCL	75,171
23,125	Ticon Industrial Connection PCL	9,884

		409,272

United Arab Emirates—1.0%
43,000	Emaar Properties PJSC	42,263

	Total Asia (Cost $2,108,644)	2,638,527

Europe—2.7%
Russia—2.0%
2,000	Etalon Group, Ltd.-GDR (a)(b)	11,560
5,574	Mirland Development Corp. PLC (a)	10,569
46,902	Raven Russia, Ltd.	49,197
11,000	RGI International, Ltd. (a)	17,820

		89,146

Turkey—0.7%
20,000	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	29,791

	Total Europe (Cost $87,252)	118,937

Middle East/Africa—2.4%
South Africa—2.4%
18,878	Capital Property Fund	21,729
20,000	Growthpoint Properties, Ltd.	54,460
69,393	SA Corporate Real Estate Fund Nominees Property, Ltd.	28,251

		104,440

	Total Middle East/Africa (Cost $119,014)	104,440

North & South America—26.6%
Argentina—0.8%
3,100	TGLT SA-ADR	35,161

Brazil—25.2%
2,000	Aliansce Shopping Centers SA	22,747
3,462	BHG SA-Brazil Hospitality Group (a)	34,261
14,549	BR Malls Participacoes SA	191,260
9,556	BR Properties SA	125,152
10,000	Brasil Brokers Participacoes SA	28,064
1,591	Cyrela Commercial Properties SA Empreendimentos e Participacoes	20,672
14,624	Direcional Engenharia SA	87,555
4,895	Even Construtora e Incorporadora SA	19,522
6,000	Ez Tec Empreendimentos e Participacoes SA	78,875
8,000	Gafisa SA (a)	14,692
20,838	General Shopping Brasil SA (a)	109,779
8,500	Helbor Empreendimentos SA	47,918
3,500	Iguatemi Empresa de Shopping Centers SA	44,460
22,000	JHSF Participacoes SA	95,537

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments—Continued
October 31, 2012

Shares	Security Description	Value

North & South America—continued
Brazil—continued
16,050	MRV Engenharia e Participacoes SA	$81,394
50,000	PDG Realty SA Empreendimentos e Participacoes	84,193
1,394	Sao Carlos Empreendimentos e Participacoes SA	31,297

		1,117,378

Chile—0.6%
12,000	Parque Arauco SA	27,409

	Total North & South America (Cost $999,218)	1,179,948

	Total Common Stocks (Cost $3,314,128)	4,041,852

Preferred Stocks—1.0%
Europe—1.0%
Russia—1.0%
20,000	Raven Russia, Ltd., 12.000%	46,153

	Total Europe (Cost $40,518)	46,153

	Total Preferred Stocks (Cost $40,518)	46,153

Equity-Linked Structured Notes—5.4%
Asia—5.4%
India—4.4%
11,500	DFL Ltd.-Macquarie Bank, Ltd.	43,257
7,000	Oberoi Realty, Ltd.-Macquarie Bank, Ltd.	35,589
12,310	Phoenix Mills, Ltd.-Macquarie Bank, Ltd.	45,858
8,000	Phoenix Mills, Ltd.-Merrill Lynch & Co., Inc.	29,802
13,500	Prestige Estates Projects, Ltd.-Macquarie Bank, Ltd.	39,174

		193,680

Shares	Security Description	Value

Vietnam—1.0%
43,125	HAGL JSC-GDR-Macquarie Bank, Ltd. (a)	$43,040

	Total Asia (Cost $266,827)	236,720

	Total Equity-Linked Structured Notes (Cost $266,827)	236,720

Principal Amount

Convertible Bonds—0.6%
North & South America—0.6%
Brazil—0.6%
$80,000	PDG Realty SA Empreendimentos e Participacoes-Series 8, 0.000%, 9/19/16 (Brazilian Real)	27,572

	Total Convertible Bonds (Cost $28,699)	27,572

Shares

Warrants—0.7%
Asia—0.7%
Thailand—0.7%
14,000	The Erawan Group PCL (a) Expiration: December, 2013 Exercise Price: THB 2.80	384
400,000	Sansiri PCL (a) Expiration: January, 2015 Exercise Price: THB 1.114	28,972

		29,356

	Total Asia (Cost $29,730)	29,356

	Total Warrants (Cost $29,730)	29,356

	Total Investments (Cost $3,679,902)—99.0%	4,381,653
	Other Assets in Excess of Liabilities—1.0%	46,327

	TOTAL NET ASSETS 100.0%	$4,427,980

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.3% of the Fund’s net assets.

ADR—American Depositary Receipt

AS—Anonim Sirketi is the Turkish term for joint stock company.

BHD—Malaysian equivalent to incorporated.

GDR—Global Depositary Receipt

JSC—Joint Stock Company

NVDR—Non-Voting Depositary Receipts

PCL—Public Company Limited

PJSC—Public Joint Stock Company

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

THB—Thailand Baht

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments
October 31, 2012

Shares	Security Description	Value

Common Stocks—94.0%
Asia—17.8%
China—10.2%
1,050,000	Anhui Expressway Co.-Class H	$503,997
2,400,000	Beijing Enterprises Water Group, Ltd.	548,126
600,000	China Everbright International, Ltd.	308,901
37,500	China Mobile, Ltd.	415,643
500,000	China Railway Construction Corp., Ltd.-Class H	498,706
500,972	China State Construction International Holdings, Ltd.	595,991
520,000	COSCO Pacific, Ltd.	762,214
1,550,000	Guangshen Railway Co., Ltd.-Class H	535,997
2,741,000	Tianjin Port Development Holdings, Ltd.	339,528
1,050,000	Yuexiu Transport Infrastructure, Ltd.	471,481

		4,980,584

Indonesia—2.2%
36,000,000	PT Bakrieland Development TBK (a)	243,623
1,470,000	PT Citra Marga Nusaphala Persada TBK	355,830
800,000	PT Jasa Marga TBK	483,082

		1,082,535

Israel—0.5%
200,000	Bezeq The Israeli Telecommunication Corp., Ltd.	243,894

Japan—2.8%
11,000	East Japan Railway Co.	755,104
12,800	Japan Airlines Co., Ltd. (a)	609,295

		1,364,399

Philippines—2.1%
250,000	International Container Terminal Services, Inc.	430,878
800,000	Manila Water Co., Inc.	563,175

		994,053

	Total Asia (Cost $7,974,775)	8,665,465

Europe—26.4%
Austria—0.8%
7,000	Kapsch TrafficCom AG	408,015

France—5.7%
6,000	Aeroports de Paris	463,892
21,000	Eutelsat Communications SA	672,313
31,000	Suez Environnement Co.	329,200
35,000	Veolia Environnement SA	346,454
22,000	Vinci SA	973,654

		2,785,513

Germany—5.9%
8,000	Fraport AG Frankfurt Airport Services Worldwide	469,102
21,000	Hamburger Hafen und Logistik AG	509,951
13,000	HeidelbergCement AG	688,994
11,000	Hochtief AG (a)	545,497
9,000	Kabel Deutschland Holding AG	648,477

		2,862,021

Shares	Security Description	Value

Italy—2.0%
34,650	Atlantia SpA	$571,724
85,000	Snam Rete Gas SpA	376,130

		947,854

Netherlands—3.2%
14,500	Koninklijke Vopak NV	1,009,435
17,000	Ziggo NV	550,643

		1,560,078

Spain—1.9%
62,875	Abertis Infraestructuras SA	946,977

Turkey—1.1%
105,000	TAV Havalimanlari Holding	521,339

United Kingdom—5.8%
100,000	Centrica PLC	523,016
82,500	Ferrovial SA	1,165,562
52,500	National Grid PLC	598,560
205,000	Vodafone Group PLC	556,602

		2,843,740

	Total Europe (Cost $12,674,410)	12,875,537

North & South America—49.8%
Brazil—9.4%
140,000	All America Latina Logistica SA	636,912
100,000	CCR SA	879,348
8,000	Cia de Saneamento Basico do Estado de Sao Paulo-ADR	672,080
72,500	EcoRodovias Infraestrutura e Logistica SA	633,244
82,500	EDP—Energias do Brasil SA	515,866
45,000	Mills Estruturas e Servicos de Engenharia SA	689,939
32,500	Tegma Gestao Logistica SA	560,055

		4,587,444

Canada—3.4%
8,500	Canadian Pacific Railway, Ltd.	782,510
22,000	Enbridge, Inc.	875,374

		1,657,884

Chile—0.8%
160,000	E.CL SA	391,063

Colombia—1.2%
6,500	Millicom International Cellular SA-SDR	561,519

Mexico—3.9%
120,000	Empresas ICA SAB de CV-ADR (a)	1,036,800
530,000	OHL Mexico SAB de CV (a)	874,294

		1,911,094

Peru—0.9%
34,200	Cementos Pacasmayo SAA-ADR (a)	405,270

United States—30.2%
13,500	American Tower Corp.	1,016,415
16,500	American Water Works Co., Inc.	606,210
17,000	AT&T, Inc.	588,030
17,500	Atmos Energy Corp.	629,475
41,000	Calpine Corp. (a)	721,600
35,500	Cisco Systems, Inc.	608,470
23,500	CMS Energy Corp.	571,520
21,000	Comcast Corp.-Class A	787,710

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments—Continued
October 31, 2012

Shares	Security Description	Value

North & South America—continued
United States—continued
21,000	DISH Network Corp.	$748,230
175,000	EnergySolutions, Inc. (a)	500,500
9,500	ITC Holdings Corp.	756,390
16,500	Itron, Inc. (a)	677,490
37,700	MasTec, Inc. (a)	850,512
14,000	Northeast Utilities	550,200
43,000	Progressive Waste Solutions, Ltd.	831,620
40,000	The Geo Group, Inc.	1,108,800
16,000	The Williams Cos., Inc.	559,840
117,500	TravelCenters of America LLC (a)	571,050
16,500	UGI Corp.	532,785
3,700	Union Pacific Corp.	455,211
17,000	World Fuel Services Corp.	589,900
16,500	Xcel Energy, Inc.	466,125

		14,728,083

	Total North & South America (Cost $21,232,034)	24,242,357

	Total Common Stocks (Cost $41,881,219)	45,783,359

Shares	Security Description	Value

Equity-Linked Structured Notes—0.7%
Asia—0.7%
India—0.7%
155,000	Power Grid Corp. of India, Ltd.-Macquarie Bank, Ltd.	$329,045

	Total Equity-Linked Structured Notes (Cost $326,759)	329,045

Principal Amount

Short-Term Investment—5.3%
$2,611,000	State Street Eurodollar Time Deposit, 0.01%	2,611,000

	Total Short-Term Investment (Cost $2,611,000)	2,611,000

	Total Investments (Cost $44,818,978)—100.0%	48,723,404
	Liabilities in Excess of Other Assets—0.0%	(4,358)

	TOTAL NET ASSETS 100.0%	$48,719,046

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAA—Open-Corporations (Sociedades Anonimas Abiertas)

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SDR—Swedish Depositary Receipt

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Global Consumer Growth Fund

Schedule of Portfolio Investments
October 31, 2012

Shares	Security Description	Value

Common Stocks—95.8%
Asia—18.9%
China—10.1%
240	Baidu, Inc.-ADR (a)	$25,589
26,000	Daphne International Holdings, Ltd.	31,368
20,000	Dongfeng Motor Group Co., Ltd.	24,774
14,000	Golden Eagle Retail Group, Ltd.	30,710
14,800	Lianhua Supermarket Holdings Co., Ltd.	11,974
38,000	Springland International Holdings, Ltd.	18,681
1,200	Tencent Holdings, Ltd.	42,518
22,000	Want Want China Holdings, Ltd.	30,090
46,000	XTEP International Holdings	20,002

		235,706

Hong Kong—3.3%
76,000	Hengdeli Holdings, Ltd.	23,829
16,000	Li & Fung, Ltd.	26,839
350,000	REXLot Holdings, Ltd.	25,742

		76,410

Indonesia—2.5%
50,000	PT Erajaya Swasembada TBK (a)	12,494
32,500	PT Indofood CBP Sukses Makmur TBK	24,193
30,000	PT Mitra Adiperkasa TBK	20,458

		57,145

Philippines—1.5%
100,000	SM Prime Holdings, Inc.	35,198

South Korea—1.5%
625	Kia Motors Corp.	34,728

	Total Asia (Cost $469,230)	439,187

Europe—23.2%
Belgium—3.4%
950	Anheuser-Busch InBev NV-ADR	79,610

France—1.8%
1,500	SES SA	41,509

Germany—5.2%
450	Adidas AG	38,338
360	Bayerische Motoren Werke AG	28,673
750	Kabel Deutschland Holding AG	54,040

		121,051

Italy—1.3%
2,050	Yoox SpA (a)	31,009

Netherlands—2.8%
450	Heineken NV	27,743
1,000	Unilever NV	36,720

		64,463

Russia—0.7%
825	X5 Retail Group NV-GDR (a)(b)	15,634

Spain—0.8%
150	Inditex SA	19,139

Switzerland—5.8%
300	Dufry Group (a)	38,076
1,050	Nestle SA	66,633
75	The Swatch Group AG	31,037

		135,746

United Kingdom—1.4%
17,000	Debenhams PLC	32,838

	Total Europe (Cost $458,464)	540,999

Shares	Security Description	Value

North & South America—53.7%
Brazil—9.5%
2,200	BR Malls Participacoes SA	$28,921
575	Cia Brasileira de Distribuicao Grupo Pao de Acucar-ADR	26,876
2,200	Estacio Participacoes SA	41,919
2,600	Hypermarcas SA (a)	20,674
3,400	Magazine Luiza SA	18,933
2,050	Marisa Lojas SA	30,088
1,300	Multiplus SA	30,205
900	Natura Cosmeticos SA	23,995

		221,611

Mexico—2.0%
9,000	Grupo Comercial Chedraui SA de CV	24,263
1,000	Grupo Televisa SA-ADR	22,600

		46,863

United States—42.2%
675	Abercrombie & Fitch Co.-Class A	20,642
100	Amazon.com, Inc. (a)	23,282
110	Apple, Inc.	65,461
600	Carnival Corp.	22,728
1,001	CBS Corp.-Class B	32,432
700	Coach, Inc.	39,235
300	Colgate-Palmolive Co.	31,488
1,750	Comcast Corp.-Class A	65,642
700	Dick’s Sporting Goods, Inc.	35,000
2,550	Digital Generation, Inc. (a)	23,715
700	Francesca’s Holdings Corp. (a)	20,671
75	Google, Inc.-Class A (a)	50,983
825	Guess?, Inc.	20,444
600	Lumber Liquidators Holdings, Inc. (a)	33,492
500	McDonald’s Corp.	43,400
320	MercadoLibre, Inc.	26,870
208	Michael Kors Holdings, Ltd. (a)	11,376
450	NIKE, Inc.-Class B	41,121
750	PepsiCo, Inc.	51,930
975	Rue21, Inc. (a)	29,357
550	Target Corp.	35,062
450	The Procter & Gamble Co.	31,158
400	Ulta Salon Cosmetics & Fragrance, Inc.	36,888
400	VF Corp.	62,592
350	Visa, Inc.-Class A	48,566
800	Yum! Brands, Inc.	56,088
3,400	Zagg, Inc. (a)	24,412

		984,035

	Total North & South America (Cost $1,093,252)	1,252,509

	Total Common Stocks (Cost $2,020,946)	2,232,695

	Total Investments (Cost $2,020,946)—95.8%	2,232,695
	Other Assets in Excess of Liabilities—4.2%	98,337

	TOTAL NET ASSETS 100.0%	$2,331,032

The accompanying notes are an integral part of these financial statements.

Alpine Global Consumer Growth Fund

Schedule of Portfolio Investments—Continued
October 31, 2012

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.7% of the Fund’s net assets.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

GDR—Global Depositary Receipt

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2012

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

ASSETS:
Investments, at value(1)
Unaffiliated issuers	$301,477,054	$116,574,926	$59,286,210
Affiliated issuers	5,782,145	—	—
Cash	826	—	514
Foreign currencies, at value(2)	—	—	19,819
Receivable for investment securities sold	2,633,839	—	206,661
Dividends and interest receivable	789,658	89,958	18,136
Receivable from capital shares issued	133,275	24,941	197,612
Prepaid expenses and other assets	48,349	12,850	5,626

Total assets	310,865,146	116,702,675	59,734,578

LIABILITIES:
Payable for capital shares redeemed	218,654	55,618	13,453
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	257,853	91,607	49,770
Line of credit (Note 2)	10,110,099	10,096,119	—
Distribution fees (Note 5)	241	233	—
Other	184,932	40,359	47,692

Total liabilities	10,771,779	10,283,936	110,915

Net Assets	$300,093,367	$106,418,739	$59,623,663

Net assets represented by:
Capital stock	$1,451,309,373	$80,338,977	$104,551,324
Accumulated net investment loss	(4,996,546)	—	(48,290)
Accumulated net realized losses from investments and foreign currency transactions	(1,100,292,714)	(8,940,953)	(54,635,611)
Net unrealized appreciation/depreciation on:
Investments	(45,916,403)	35,020,706	9,756,374
Foreign currency translations	(10,343)	9	(134)

Total Net Assets	$300,093,367	$106,418,739	$59,623,663

Net asset value
Class A Shares
Net assets	$128,074	$114,547	$—
Shares outstanding	5,772	6,601	—
Net asset value per share	$22.19	$17.35	$—
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$23.48	$18.36	$—
Institutional Class Shares
Net assets	$299,965,293	$106,304,192	$59,623,663
Shares outstanding	13,490,756	6,121,270	2,522,435
Net asset value, offering price and redemption price per share*	$22.23	$17.37	$23.64
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments
Unaffiliated issuers	$333,166,027	$81,554,220	$49,529,836
Affiliated issuers	$20,009,575	$—	$—
(2) Cost of foreign currencies	$—	$—	$19,771

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
October 31, 2012

	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

ASSETS:
Investments, at value(1)	$4,381,653	$48,723,404	$2,232,695
Cash	40,194	181	91,068
Foreign currencies, at value(2)	1,178	53,440	17
Receivable for investment securities sold	63,263	83,799	—
Due from Adviser	7,805	—	18,446
Dividends and interest receivable	5,091	59,059	2,032
Receivable from capital shares issued	—	18,050	50
Prepaid expenses and other assets	2,780	4,814	229
Unrealized appreciation on forward currency contracts	—	4,847	—

Total assets	4,501,964	48,947,594	2,344,537

LIABILITIES:
Payable for investment securities purchased	56,033	26,854	—
Unrealized depreciation on forward currency contracts	—	145,194	—
Payable for capital shares redeemed	—	265	—
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	3,740	42,684	1,983
Distribution fees (Note 5)	246	415	236
Other	13,965	13,136	11,286

Total liabilities	73,984	228,548	13,505

Net Assets	$4,427,980	$48,719,046	$2,331,032

Net assets represented by:
Capital stock	$3,876,866	$45,417,734	$2,159,542
Accumulated net investment income (loss)	11,439	—	7,301
Accumulated net realized losses from investments and foreign currency transactions	(162,044)	(462,595)	(47,556)
Net unrealized appreciation/depreciation on:
Investments	701,751	3,904,426	211,749
Foreign currency translations	(32)	(140,519)	(4)

Total Net Assets	$4,427,980	$48,719,046	$2,331,032

Net asset value:
Class A Shares
Net assets	$140,162	$1,721,305	$119,682
Shares outstanding	8,184	108,130	11,173
Net asset value per share	$17.13	$15.92	$10.71
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$18.13	$16.85	$11.33
Institutional Class Shares
Net assets	$4,287,818	$46,997,741	$2,211,350
Shares outstanding	249,829	2,950,345	205,980
Net asset value, offering price and redemption price per share*	$17.16	$15.93	$10.74
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$3,679,902	$44,818,978	$2,020,946
(2) Cost of foreign currencies	$1,175	$53,450	$17

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2012

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

INVESTMENT INCOME:
Dividend income	$6,277,354	$4,479,277	$1,046,196
Less: Foreign taxes withheld	(222,971)	(50,694)	(52,132)
Interest income	37,777	—	317

Total investment income	6,092,160	4,428,583	994,381

EXPENSES:
Investment advisory fee (Note 6)	3,066,833	1,069,609	515,745
Administrative fee (Note 6)	65,650	22,802	10,375
Distribution fees—Class A (Note 5)	238	233	—
Transfer agent fees	414,743	145,644	86,702
Interest (Note 2)	258,398	85,358	6,989
Printing and mailing fees	191,722	45,056	29,448
Accounting and custody fees	180,024	9,122	34,639
Legal fees	109,451	29,924	31,416
Registration and filing fees	37,840	37,641	29,946
Audit and tax fees	64,687	20,521	16,266
Trustee fees	49,719	15,425	7,409
Other fees	80,340	22,866	12,389

Total expenses	4,519,645	1,504,201	781,324

Net investment income	1,572,515	2,924,382	213,057

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	(38,257,364)	6,402,733	5,047,499
Foreign currency transactions	308,893	1,850	(16,081)

Net realized gain (loss) on investments and foreign currency	(37,948,471)	6,404,583	5,031,418

Change in net unrealized appreciation/depreciation on:
Investments	66,958,376	6,919,661	9,118,137
Foreign currency translations	(36,740)	72	(659)

Net change in unrealized appreciation/depreciation on investments and foreign currency	66,921,636	6,919,733	9,117,478

Net gain on investments and foreign currency	28,973,165	13,324,316	14,148,896

Increase in net assets from operations	$30,545,680	$16,248,698	$14,361,953

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the year ended October 31, 2012

	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

INVESTMENT INCOME:
Dividend income	$100,067	$2,468,267	$38,630
Less: Foreign taxes withheld	(3,947)	(116,132)	(1,945)
Interest income	27	268	5

Total investment income	96,147	2,352,403	36,690

EXPENSES:
Investment advisory fee (Note 6)	41,284	418,102	21,354
Administrative fee (Note 6)	823	8,311	424
Distribution fees—Class A (Note 5)	249	1,231	236
Registration and filing fees	25,124	31,125	23,688
Accounting and custody fees	22,976	27,681	12,571
Audit and tax fees	12,299	14,553	9,960
Transfer agent fees	10,761	22,425	6,587
Legal fees	1,249	9,526	5,882
Printing and mailing fees	4,571	10,404	31,761
Trustee fees	630	5,305	297
Interest (Note 2)	137	—	—
Other fees	1,984	10,074	1,301

Total expenses	122,087	558,737	114,061
Less: Fee waivers and/or expense reimbursements (Note 6)	(65,965)	(343)	(84,997)

Net expenses	56,122	558,394	29,064

Net investment income	40,025	1,794,009	7,626

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments*	87,667	(57,563)	(2,054)
Foreign currency transactions	(8,889)	205,242	(325)

Net realized gain (loss) on investments and foreign currency	78,778	147,679	(2,379)

Change in net unrealized appreciation/depreciation on:
Investments	566,381	4,785,503	256,925
Foreign currency translations	841	(136,931)	(11)

Net change in unrealized appreciation/depreciation on investments and foreign currency	567,222	4,648,572	256,914

Net gain on investments and foreign currency	646,000	4,796,251	254,535

Increase in net assets from operations	$686,025	$6,590,260	$262,161

* Net of foreign capital gains taxes	$884	$10,106	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	International Real Estate Equity Fund

	Year Ended October 31, 2012	Year Ended October 31, 2011

OPERATIONS:
Net investment income	$1,572,515	$9,706,575
Net realized gain (loss) on:
Investments	(38,257,364)	(50,053,818)
Foreign currency transactions	308,893	(2,102,194)
Change in unrealized appreciation/depreciation on:
Investments	66,958,376	(46,002,633)
Foreign currency translations	(36,740)	29,909

Increase (decrease) in net assets from operations	30,545,680	(88,422,161)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Class A Shareholders:
From net investment income	—	—
From net realized gain on investments	—	—
Distributions to Institutional Class Shareholders:
From net investment income	(8,892,777)	(15,264,706)
From net realized gain on investments	—	—

Decrease in net assets from distributions to shareholders	(8,892,777)	(15,264,706)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	26,097,570	54,635,072
Dividends reinvested	7,845,139	13,263,510
Redemption fees	7,621	17,897
Cost of shares redeemed	(110,942,453)	(217,285,470)

Decrease in net assets from capital share transactions	(76,992,123)	(149,368,991)

Total decrease in net assets	(55,339,220)	(253,055,858)

NET ASSETS:
Beginning of year	355,432,587	608,488,445

End of year*	$300,093,367	$355,432,587

* Including (accumulated) undistributed net investment (loss) income of:	$(4,996,546)	$740,808

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Realty Income & Growth Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011

OPERATIONS:
Net investment income	$2,924,382	$3,344,712
Net realized gain (loss) on:
Investments	6,402,733	8,048,128
Foreign currency transactions	1,850	2,249
Swap contracts	—	(2,858)
Change in unrealized appreciation/depreciation on:
Investments	6,919,661	(1,655,833)
Foreign currency translations	72	(5,082)

Increase in net assets from operations	16,248,698	9,731,316

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Class A Shareholders:
From net investment income	(3,340)	—
From net realized gain on investments	—	—
Distributions to Institutional Class Shareholders:
From net investment income	(4,523,288)	(4,932,978)
From net realized gain on investments	—	—

Decrease in net assets from distributions to shareholders	(4,526,628)	(4,932,978)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	10,733,752	13,192,635
Dividends reinvested	4,090,369	4,499,252
Redemption fees	3,613	16,325
Cost of shares redeemed	(21,452,781)	(30,125,866)

Decrease in net assets from capital share transactions	(6,625,047)	(12,417,654)

Total increase (decrease) in net assets	5,097,023	(7,619,316)

NET ASSETS:
Beginning of year	101,321,716	108,941,032

End of year*	$106,418,739	$101,321,716

* Including undistributed net investment income of:	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Cyclical Advantage Property Fund

	Year Ended October 31, 2012	Year Ended October 31, 2011

OPERATIONS:
Net investment income	$213,057	$215,210
Net realized gain (loss) on:
Investments	5,047,499	419,803
Foreign currency transactions	(16,081)	22,772
Change in unrealized appreciation/depreciation on:
Investments	9,118,137	(6,127,324)
Foreign currency translations	(659)	(11,196)

Increase (decrease) in net assets from operations	14,361,953	(5,480,735)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(251,458)	(265,892)
From net realized gain on investments	—	—

Decrease in net assets from distributions to shareholders	(251,458)	(265,892)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	1,522,677	1,267,115
Dividends reinvested	244,257	256,450
Redemption fees	77	109
Cost of shares redeemed	(5,343,438)	(8,731,566)

Decrease in net assets from capital share transactions	(3,576,427)	(7,207,892)

Total increase (decrease) in net assets	10,534,068	(12,954,519)

NET ASSETS:
Beginning of year	49,089,595	62,044,114

End of year*	$59,623,663	$49,089,595

* Including accumulated net investment loss of:	$(48,290)	$(26,726)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Emerging Markets Real Estate Fund

	Year Ended October 31, 2012	Year Ended October 31, 2011

OPERATIONS:
Net investment income	$40,025	$24,617
Net realized gain (loss) on:
Investments	87,667	(173,308)
Foreign currency transactions	(8,889)	(5,340)
Change in unrealized appreciation/depreciation on:
Investments	566,381	(815,864)
Foreign currency translations	841	(2,583)

Increase (decrease) in net assets from operations	686,025	(972,478)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Class A Shareholders:
From net investment income	—	—
From net realized gain on investments	—	—
Distributions to Institutional Class Shareholders:
From net investment income	—	(15,201)
From net realized gain on investments	—	(250,000)

Decrease in net assets from distributions to shareholders	—	(265,201)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	505,557	3,315,249
Dividends reinvested	—	256,293
Redemption fees	560	569
Cost of shares redeemed	(1,053,041)	(1,314,069)

Increase (decrease) in net assets from capital share transactions	(546,924)	2,258,042

Total increase in net assets	139,101	1,020,363

NET ASSETS:
Beginning of year	4,288,879	3,268,516

End of year*	$4,427,980	$4,288,879

* Including undistributed (accumulated) net investment income (loss) of:	$11,439	$(65,762)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Global Infrastructure Fund

	Year Ended October 31, 2012	Year Ended October 31, 2011

OPERATIONS:
Net investment income	$1,794,009	$474,566
Net realized gain (loss) on:
Investments	(57,563)	(712,139)
Foreign currency transactions	205,242	(10,847)
Change in unrealized appreciation/depreciation on:
Investments	4,785,503	(1,447,571)
Foreign currency translations	(136,931)	(3,679)

Increase (decrease) in net assets from operations	6,590,260	(1,699,670)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Class A Shareholders:
From net investment income	(21,335)	—
From net realized gain on investments	—	—
Distributions to Institutional Class Shareholders:
From net investment income	(1,754,166)	(460,750)
From net realized gain on investments	—	(75,954)
From tax return of capital	—	(8,682)

Decrease in net assets from distributions to shareholders	(1,775,501)	(545,386)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	23,939,376	33,763,890
Dividends reinvested	1,358,204	498,618
Redemption fees	2,368	1,381
Cost of shares redeemed	(10,424,061)	(5,235,409)

Increase in net assets from capital share transactions	14,875,887	29,028,480

Total increase in net assets	19,690,646	26,783,424

NET ASSETS:
Beginning of year	29,028,400	2,244,976

End of year*	$48,719,046	$29,028,400

* Including undistributed (accumulated) net investment income (loss) of:	$—	$(2,962)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Global Consumer Growth Fund

	Year Ended October 31, 2012	Period Ended October 31, 2011(1)

OPERATIONS:
Net investment income	$7,626	$9,005
Net realized loss on:
Investments	(2,054)	(46,230)
Foreign currency transactions	(325)	(415)
Change in unrealized appreciation/depreciation on:
Investments	256,925	(45,176)
Foreign currency translations	(11)	7

Increase (decrease) in net assets from operations	262,161	(82,809)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Class A Shareholders:
From net investment income	—	—
From net realized gain on investments	—	—
Distributions to Institutional Class Shareholders:
From net investment income	(7,862)	—
From net realized gain on investments	—	—

Decrease in net assets from distributions to shareholders	(7,862)	—

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	124,200	2,027,480
Dividends reinvested	7,862	—

Increase in net assets from capital share transactions	132,062	2,027,480

Total increase in net assets	386,361	1,944,671

NET ASSETS:
Beginning of period	1,944,671	—

End of period*	$2,331,032	$1,944,671

* Including undistributed net investment income of:	$7,301	$7,862

(1) Fund commenced operations on December 29, 2010.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout the period)

	International Real Estate Equity Fund

	Period Ended October 31, 2012 (a)

Class A Shares:
Net asset value per share, beginning of period	$17.92

Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain on investments	4.19

Total from investment operations	4.27

Redemption fees	—
Less distributions from:
Net investment income	—
Net realized gains on investments	—
Tax return of capital	—

Total distributions	—

Net asset value per share, end of period	$22.19

Total return	23.83	%(b)
Ratios/Supplemental Data
Net Assets at end of period (000)	$128
Ratio of total expenses to average net assets	1.72	%(c)
Ratio of interest expense to average net assets	0.08	%(c)
Ratio of expenses to average net assets excluding interest expense	1.64	%(c)
Ratio of net investment income to average net assets	0.48	%(c)
Portfolio turnover (d)	12%

(a)	Class A commenced operations on December 30, 2011.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	International Real Estate Equity Fund

	Year Ended October 31,

	2012	2011	2010	2009	2008

Institutional Class Shares:
Net asset value per share, beginning of year	$20.53	$25.75	$22.59	$12.26	$47.58

Income from investment operations:
Net investment income (loss)	0.01	0.30	(0.08)	0.20 (a)	0.35 (a)
Net realized and unrealized gains (losses) on investments	2.23	(4.84)	4.03	10.12	(33.05)

Total from investment operations	2.24	(4.54)	3.95	10.32	(32.70)

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.01
Less distributions from:
Net investment income	(0.54)	(0.68)	(0.79)	—	(0.45)
Net realized gains on investments	—	—	—	—	(2.10)
Tax return of capital	—	—	—	—	(0.08)

Total distributions	(0.54)	(0.68)	(0.79)	—	(2.63)

Net asset value per share, end of year	$22.23	$20.53	$25.75	$22.59	$12.26

Total return	11.57%	–18.17%	18.07%	84.26%	–72.46%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$299,965	$355,433	$608,488	$730,844	$583,953
Ratio of total expenses to average net assets	1.47%	1.37%	1.28%	1.26%	1.22%
Ratio of interest expense to average net assets	0.08%	0.11%	0.08%	0.07%	0.06%
Ratio of expenses to average net assets excluding interest expense	1.39%	1.26%	1.20%	1.19%	1.16%
Ratio of net investment income to average net assets	0.51%	1.89%	0.32%	1.13%	1.29%
Portfolio turnover (c)	12%	20%	34%	51%	42%

(a)	Net investment income (loss) per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.
(b)	The amount is less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout the period)

	Realty Income & Growth Fund

	Period Ended October 31, 2012 (a)

Class A Shares:
Net asset value per share, beginning of period	$15.60

Income from investment operations:
Net investment income	0.32
Net realized and unrealized gain on investments	1.95

Total from investment operations	2.27

Redemption fees	0.00	(b)
Less distributions:
From net investment income	(0.52)
From net realized gain on investments	—
From tax return of capital	—

Total distributions	(0.52)

Net asset value per share, end of period	$17.35

Total return	14.53	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$115
Ratio of total expenses to average net assets	1.66	%(d)
Ratio of interest expense to average net assets	0.08	%(d)
Ratio of expenses to average net assets excluding interest expense	1.58	%(d)
Ratio of net investment income to average net assets	2.18	%(d)
Portfolio turnover rate (e)	28%

(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Realty Income & Growth Fund

	Year Ended October 31,

	2012	2011	2010	2009	2008

Institutional Class Shares:
Net asset value per share, beginning of year	$15.56	$14.79	$10.89	$9.95	$25.12

Income from investment operations:
Net investment income	0.46	0.48	0.56	0.79 (a)	0.99 (a)
Net realized and unrealized gains (losses) on investments	2.07	1.01	4.06	0.94	(13.46)

Total from investment operations	2.53	1.49	4.62	1.73	(12.47)

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.72)	(0.72)	(0.65)	(0.62)	(0.99)
From net realized gains on investments	—	—	(0.07)	—	(1.71)
From tax return of capital	—	—	—	(0.17)	—

Total distributions	(0.72)	(0.72)	(0.72)	(0.79)	(2.70)

Net asset value per share, end of year	$17.37	$15.56	$14.79	$10.89	$9.95

Total return	16.44%	10.23%	43.51%	20.23%	–54.62%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$106,304	$101,322	$108,941	$84,795	$95,270
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.41%	1.32%	1.34%	1.39%	1.56%
After waivers and/or expense reimbursements	1.41%	1.32%	1.34%	1.39%	1.43%
Ratio of interest expense to average net assets	0.08%	0.09%	0.10%	0.12%	0.40%
Ratio of expenses to average net assets excluding
interest expense:
Before waivers and/or expense reimbursements	1.33%	1.23%	1.24%	1.27%	1.16%
After waivers and/or expense reimbursements	1.33%	1.23%	1.24%	1.27%	1.03%
Ratio of net investment income to average net assets	2.73%	3.09%	4.24%	8.57%	5.55%
Portfolio turnover (c)	28%	59%	70%	111%	23%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.
(b)	The amount is less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each year)

	Cyclical Advantage Property Fund

	Year Ended October 31,

	2012	2011	2010	2009	2008

Institutional Class Shares:
Net asset value per share, beginning of year	$18.13	$20.27	$16.65	$13.86	$34.97

Income from investment operations:
Net investment income	0.07	0.07	0.09	0.26 (a)	0.53 (a)
Net realized and unrealized gains (losses) on investments	5.53	(2.12)	3.77	2.65	(21.11)

Total from investment operations	5.60	(2.05)	3.86	2.91	(20.58)

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.09)	(0.09)	(0.24)	(0.12)	(0.43)
From tax return of capital	—	—	—	—	(0.10)

Total distributions	(0.09)	(0.09)	(0.24)	(0.12)	(0.53)

Net asset value per share, end of year	$23.64	$18.13	$20.27	$16.65	$13.86

Total return	31.11%	–10.19%	23.36%	21.14%	–59.54%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$59,624	$49,090	$62,044	$55,064	$47,405
Ratio of total expenses to average net assets	1.51%	1.38%	1.32%	1.45%	1.70%
Ratio of interest expense to average net assets	0.01%	0.03%	0.02%	0.11%	0.50%
Ratio of expenses to average net assets excluding interest expense	1.50%	1.35%	1.30%	1.34%	1.20%
Ratio of net investment income to average net assets	0.41%	0.36%	0.51%	2.28%	2.68%
Portfolio turnover	24%	59%	90%	135%	68%

(a)	Net investment income (loss) per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.
(b)	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout the period)

	Emerging Markets Real Estate Fund

	Period Ended October 31, 2012 (a)

Class A Shares:
Net asset value per share, beginning of period	$13.45

Income from investment operations:
Net investment income	0.13
Net realized and unrealized gain on investments	3.55

Total from investment operations	3.68

Redemption fees	—
Less distributions from:
Net investment income	—
Net realized gains on investments	—

Total distributions	—

Net asset value per share, end of period	$17.13

Total return	27.36	%(b)
Ratios/Supplemental Data
Net Assets at end of period (000)	$140
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	3.01	%(c)
After waivers and/or expense reimbursements	1.61	%(c)
Ratio of interest expense to average net assets	0.00	%(c)(d)
Ratio of expenses to average net assets excluding interest expense:
Before waivers and/or expense reimbursements	3.01	%(c)
After waivers and/or expense reimbursements	1.61	%(c)
Ratio of net investment income to average net assets	1.05	%(c)
Portfolio turnover rate (e)	102%

(a)	Class A commenced operations on December 30, 2011.
(b)	Not annualized.
(c)	Annualized.
(d)	The amount is less than $0.005 per share or 0.005%.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Emerging Markets Real Estate Fund

						Period Ended October 31, 2009 (a)

	Year Ended October 31,

	2012		2011		2010

Institutional Class Shares:
Net asset value per share, beginning of period	$14.68		$19.20		$17.03	$10.00

Income from investment operations:
Net investment income (loss)	0.12		0.40		0.27	(0.08	)(b)
Net realized and unrealized gains (losses) on investments	2.36		(3.47)		3.43	7.10

Total from investment operations	2.48		(3.07)		3.70	7.02

Redemption fees	0.00	(c)	0.00	(c)	0.00 (c)	0.01
Less distributions from:
Net investment income	—		(0.08)		(0.87)	—
Net realized gains on investments	—		(1.37)		(0.66)	—

Total distributions	—		(1.45)		(1.53)	—

Net asset value per share, end of period	$17.16		$14.68		$19.20	$17.03

Total return	16.89%		–17.52%		23.53%	70.30	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,288		$4,289		$3,269	$2,047
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	2.95%		2.42%		2.68%	4.36	%(e)
After waivers and/or expense reimbursements	1.35%		1.35%		1.35%	1.35	%(e)
Ratio of interest expense to average net assets	0.00	%(c)	0.00	%(c)	0.00%	0.00%
Ratio of expenses to average net assets excluding interest expense:
Before waivers and/or expense reimbursements	2.95%		2.42%		2.68%	4.36	%(e)
After waivers and/or expense reimbursements	1.35%		1.35%		1.35%	1.35	%(e)
Ratio of net investment income (loss) to average net assets	0.97%		0.54%		0.13%	(0.76	)%(e)
Portfolio turnover (f)	102%		58%		77%	35	%(d)

(a)	For the period from November 3, 2008 (inception of fund) to October 31, 2009.
(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.
(c)	The amount is less than $0.005 per share or 0.005%.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout the period)

	Global Infrastructure Fund

	Period Ended October 31, 2012 (a)

Class A Shares:
Net asset value per share, beginning of period	$13.91

Income from investment operations:
Net investment income	0.43
Net realized and unrealized gain on investments	2.04

Total from investment operations	2.47

Redemption fees	0.00	(b)
Less distributions:
From net investment income	(0.46)
From net realized gains on investments	—
From tax return of capital	—

Total distributions	(0.46)

Net asset value per share, end of period	$15.92

Total return	17.94	%(c)
Ratios/Supplemental Data
Net Assets at end of period (000)	$1,721
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.67	%(d)
After waivers and/or expense reimbursements	1.60	%(d)
Ratio of net investment income to average net assets	3.67	%(d)
Portfolio turnover rate (e)	148%

(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Global Infrastructure Fund

						Period Ended October 31, 2009 (a)

	Year Ended October 31,

	2012	2011		2010

Institutional Class Shares:
Net asset value per share, beginning of period	$14.32	$15.98		$13.38		$10.00

Income from investment operations:
Net investment income	0.65	0.61		0.43		0.19	(b)
Net realized and unrealized gains (losses) on investments	1.60	(0.72)		3.40		3.19

Total from investment operations	2.25	(0.11)		3.83		3.38

Redemption fees	0.00 (c)	0.00	(c)	—		0.00	(c)
Less distributions:
From net investment income	(0.64)	(0.99)		(0.20)		—
From net realized gains on investments	—	(0.55)		(1.03)		—
From tax return of capital	—	(0.01)		—		—

Total distributions	(0.64)	(1.55)		(1.23)		—

Net asset value per share, end of period	$15.93	$14.32		$15.98		$13.38

Total return	16.09%	–1.03%		30.23%		33.80	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$46,998	$29,028		$2,245		$1,422
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.33%	1.59%		3.03%		4.42	%(e)
After waivers and/or expense reimbursements	1.33%	1.35%		1.35%		1.35	%(e)
Ratio of interest expense to average net assets	0.00%	0.00	%(c)	0.00	%(c)	0.00	%(c)(e)
Ratio of expenses to average net assets excluding interest expense:
Before waivers and/or expense reimbursements	1.33%	1.59%		3.03%		4.42	%(e)
After waivers and/or expense reimbursements	1.33%	1.35%		1.35%		1.35	%(e)
Ratio of net investment income to average net assets	4.30%	4.17%		3.40%		1.76	%(e)
Portfolio turnover (f)	148%	189%		402%		258	%(d)

(a)	For the period from November 3, 2008 (inception of fund) to October 31, 2009.
(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.
(c)	The amount is less than $0.005 per share or 0.005%.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout the period)

	Global Consumer Growth Fund

	Period Ended October 31, 2012 (a)

Class A Shares:
Net asset value per share, beginning of period	$8.95
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	1.74

Total from investment operations	1.76

Redemption fees	—
Less distributions:
From net investment income	—
Total distributions	—

Net asset value per share, end of period	$10.71

Total return	19.66	%(b)
Ratios/Supplemental Data
Net Assets at end of period (000)	$120
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	5.98	%(c)
After waivers and/or expense reimbursements	1.60	%(c)
Ratio of net investment income to average net assets	0.20	%(c)
Portfolio turnover rate(d)	13%

(a)	Class A commenced operations on December 30, 2011.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Global Consumer Growth Fund

	Year Ended October 31, 2012	Period Ended October 31, 2011 (a)

Institutional Class Shares:
Net asset value per share, beginning of period	$9.59	$10.00

Income from investment operations:
Net investment income	0.04	0.04
Net realized and unrealized gains (losses) on investments	1.15	(0.45)

Total from investment operations	1.19	(0.41)

Redemption fees	—	—
Less distributions:
From net investment income	(0.04)	—

Total distributions	(0.04)	—

Net asset value per share, end of period	$10.74	$9.59

Total return	12.48%	–4.10	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,211	$1,945
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	5.31%	2.96	%(c)
After waivers and/or expense reimbursements	1.35%	1.35	%(c)
Ratio of net investment income to average net assets	0.36%	0.54	%(c)
Portfolio turnover (d)	13%	7	%(b)

(a)	For the period from December 29, 2010 (inception of fund) to October 31, 2011.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2012

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. The Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund, and Alpine Global Consumer Growth Fund are six separate funds of the Equity Trust (individually referred to as a “Fund” and collectively, “the Funds”). The Alpine International Real Estate Equity Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund and Alpine Global Consumer Growth Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations or if market quotations are not available or determined to be reliable, through procedures and/or guidelines established by the Board of Trustees. In computing the Funds’ net asset values, equity securities that are traded on a securities exchange in the United States are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, the option is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ net asset values are not calculated. If the market prices are not readily available or not reflective of the fair value of the security, as of the close of the regular trading on the NYSE, the security will be priced at fair value following procedures approved by the Board of Trustees.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2012

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Board has approved the use of Interactive Data’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ net asset values may differ from quoted or official closing prices.

As of October 31, 2012, the International Real Estate Equity Fund, Realty Income & Growth Fund, and Cyclical Advantage Property Fund held securities that are fair valued, which comprised 7.9%, 1.1%, and 3.2%, respectively, of each Fund’s net assets.

Fair Value Measurement: The Fund’s have adopted Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

• Level 1 —	quoted prices in active markets for identical investments.

• Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value:

	Valuation Inputs

International Real Estate Equity Fund *	Level 1	Level 2	Level 3	Total Value

Common Stocks
Asia	$67,438,924	$13,023,306	$15,847,017	$96,309,247
Europe	77,046,868	—	774,443	77,821,311
North & South America	119,830,585	6,984,714	—	126,815,299
Equity-Linked Structured Notes	—	4,433,051	—	4,433,051
Investment Companies	1,880,291	—	—	1,880,291

Total	$266,196,668	$24,441,071	$16,621,460	$307,259,199

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2012

	Valuation Inputs

Realty Income & Growth Fund *	Level 1	Level 2	Level 3	Total Value

Real Estate Investment Trusts
Apartments	$17,576,834	$—	$—	$17,576,834
Diversified	5,949,245	—	—	5,949,245
Health Care	16,947,140	—	—	16,947,140
Lodging	3,302,340	—	—	3,302,340
Manufactured Homes	865,191	—	—	865,191
Mortgage & Finance	2,485,813	—	—	2,485,813
Net Lease	756,183	—	—	756,183
Office-Industrial Buildings	33,933,047	1,160,732	—	35,093,779
Retail Centers	20,765,150	—	—	20,765,150
Storage	4,264,952	—	—	4,264,952
Common Stocks	1,916,510	—	—	1,916,510
Preferred Stocks	6,651,789	—	—	6,651,789

Total	$115,414,194	$1,160,732	$—	$116,574,926

	Valuation Inputs

Cyclical Advantage Property Fund *	Level 1	Level 2	Level 3	Total Value

Common Stocks
Asia	$10,863,598	$3,463,980	$—	$14,327,578
Europe	8,610,234	—	—	8,610,234
North & South America	27,276,962	3,099,591	—	30,376,553
Equity-Linked Structured Notes	—	1,042,845	—	1,042,845
Short-Term Investments	—	4,929,000	—	4,929,000

Total	$46,750,794	$12,535,416	$—	$59,286,210

	Valuation Inputs

Emerging Markets Real Estate Fund *	Level 1	Level 2	Level 3	Total Value

Common Stocks
Asia	$2,229,256	$409,271	$—	$2,638,527
Europe	107,377	11,560	—	118,937
Middle East/Africa	104,440	—	—	104,440
North & South America	1,144,787	35,161	—	1,179,948
Preferred Stocks	46,153	—	—	46,153
Equity-Linked Structured Notes	—	236,720	—	236,720
Convertible Bonds	—	27,572	—	27,572
Warrants	—	29,356	—	29,356

Total	$3,632,013	$749,640	$—	$4,381,653

	Valuation Inputs

Global Infrastructure Fund *	Level 1	Level 2	Level 3	Total Value

Common Stocks	$45,783,359	$—	$—	$45,783,359
Equity-Linked Structured Notes	—	329,045	—	329,045
Short-Term Investments	—	2,611,000	—	2,611,000

Total	$45,783,359	$2,940,045	$—	$48,723,404

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2012

	Valuation Inputs

Other Financial Instruments	Level 1	Level 2	Level 3	Total Value

Assets
Forward Currency Contracts	$—	$4,847	$—	$4,847
Liabilities
Forward Currency Contracts	—	(145,194)	—	(145,194)

Total	$—	$(140,347)	$—	$(140,347)

	Valuation Inputs

Global Consumer Growth Fund *	Level 1	Level 2	Level 3	Total Value

Common Stocks
Asia	$439,187	$—	$—	$439,187
Europe	525,365	15,634	—	540,999
North & South America	1,252,509	—	—	1,252,509

Total	$2,217,061	$15,634	$—	$2,232,695

*	For detailed country and sector descriptions, see accompanying Schedule of Portfolio Investments.

The following table shows transfers between Level 1 and Level 2:

	Transfers In*		Transfers Out*

	Level 1	Level 2	Level 1	Level 2

International Real Estate Equity Fund	$137,479,478	$—	$—	$(137,479,478)
Cyclical Advantage Property Fund	8,915,272	—	—	(8,915,272)
Emerging Markets Real Estate Fund	1,202,314	—	—	(1,202,314)
Global Infrastructure Fund	10,010,274	—	—	(10,010,274)

*

The Funds recognize transfers between Levels based on values as of the beginning of the year. The transfers were due to the fair valuation, in accordance with procedures approved by the Board of Trustees, as of October 31, 2011 of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE. No such fair valuation was required on October 31, 2012.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

Balance as of October 31, 2011	$24,716,446	$1,459,551	$2,432,586
Accrued discounts / premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized depreciation*	687,876	—	—
Purchases	—	—	—
Sales	—	—	—
Transfers in to Level 3	—	—	—
Transfers out of Level 3	(8,782,862)	(1,459,551)	(2,432,586)

Balance as of October 31, 2012	$16,621,460	$—	$—

Change in net unrealized depreciation on Level 3 holdings held at year end	$687,876	$—	$—

*	Statements of Operations Location: Change in net unrealized appreciation/depreciation on investments

**	The Funds recognize transfers as of the beginning of the year.

The following table shows the valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Funds’ Level 3 investments, as of October 31, 2012:

International Real Estate Equity Fund

Asset	Fair Value at 10/31/12	Valuation Technique (s)	Significant Unobservable Input (s)	Range of Values	Weighted Average	Relationship Between Fair Value and Input: If Input Value Increases Then:

Common Stocks	15,847,017	Average of terminal value and price to book value	Liquidity Discount	15%	15%	Fair Value would Decrease
			Adjusted Weighted Average Cost of Capital	13%	13%	Fair Value would Decrease
			Terminal Value Discount	21%	21%	Fair Value would Decrease
Common Stocks	774,443	Adjusted Book Value	Discount to NAV	50%	50%	Fair Value would Decrease

The significant unobservable inputs used in the fair value measurement of common stocks and real estate investment trusts are liquidity discounts, market risk and private quotes. Other market indicators are also considered. Changes in any of those inputs would result in lower or higher fair value measurement.

B. Security Transactions and Investment Income:

Securities transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds’ may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2012

C. Line of Credit and Custody Overdrafts:

On December 1, 2010 the Trust entered into a lending agreement with BNP Paribas through its New York branch (“BNPP NY”). Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. The terms of the lending agreement indicate the rate to be the Fed Funds rate plus 0.95% per annum on amounts borrowed. The BNP Paribas Facility provides for secured, uncommitted lines of credit for the Funds where selected Funds assets are pledged against advances made to the Fund. Each Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally the funds are permitted to borrow up to 10% of its total assets for investment purposes but in no case shall any Fund’s total outstanding borrowings exceed 33.33% of its total assets. Either BNPP NY or the Funds may terminate this agreement upon delivery of written notice. For the year ended October 31, 2012, the average interest rate paid on outstanding borrowings under the line of credit was 1.07%, 1.08%, 1.10% and 1.07% for the International Real Estate Equity Fund, Realty Income & Growth Fund, Cyclical Advantage Property Fund and Emerging Markets Real Estate Fund, respectively. The Funds may also incur interest expense on custody overdraft charges.

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

Total line of credit amount available for investment purposes at October 31, 2012	$31,086,515	$11,670,268	$5,973,458	$450,196	$4,894,275	$234,454
Line of credit outstanding at October 31, 2012	10,110,099	10,096,119	—	—	—	—
Line of credit amount unused at October 31, 2012	20,976,416	1,574,149	5,973,458	450,196	4,894,275	234,454
Average balance outstanding during the year	23,643,402	7,759,093	624,796	12,561	—	—
Interest expense incurred on line of credit during the year	258,398	85,358	6,989	137	—	—
Interest expense incurred on custody overdrafts during the year	—	—	—	—	—	—

The line of credit outstanding as of October 31, 2012 approximates its fair value and would be categorized at Level 2.

D. Federal and Other Income Taxes:

It is each Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file refund claims for foreign taxes withheld.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2012, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2012

E. Distributions to Shareholders:

Each Fund intends to distribute all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the International Real Estate Fund, Realty & Income Growth Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund, and Global Consumer Growth Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Class A shares.

G. Foreign Currency Translation Transactions:

The International Real Estate Equity Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund, and Global Consumer Growth Fund may invest without limitation in foreign securities. The Realty Income & Growth Fund may invest up to 35% of the value of its net assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H. Risk Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. International Real Estate Equity Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund held 1, 3, 6 and 1 equity-linked structured notes, respectively, at October 31, 2012.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2012

J. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. During the year ended October 31, 2012, the International Real Estate Equity Fund and Global Infrastructure Fund entered into 2 and 5 forward currency contracts, respectively.

The following forward currency contracts were held at October 31, 2012:

Global Infrastructure Fund

Description	Expiration Date	Contracts to Deliver/Receive	Settlement Value	Current Value	Unrealized Gain/(Loss)

Contracts Sold:
Euro	02/06/13	2,600,000 EUR	$3,228,030	$3,373,224	$(145,194)
Euro	02/06/13	650,000 EUR	848,153	843,306	4,847

				$4,216,530	$(140,347)

K. Derivative Instruments and Hedging Activities:

FASB Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended October 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the year. The second table provides additional information about the change in unrealized appreciation/depreciation resulting from the Funds’ derivatives and hedging activities during the year.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2012

         The effect of derivative instruments on the Statements of Assets and Liabilities as of October 31, 2012:

         Global Infrastructure Fund

Derivatives	Statements of Assets and Liabilities Location	Unrealized Appreciation/ Depreciation

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	4,847
Forward Currency Contracts	Unrealized depreciation on forward currency contracts	(145,194)

Total		$(140,347)

         The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2012:

         International Real Estate Equity Fund

Derivatives	Statements of Operations Location	Net Realized Gain	Change in Unrealized Appreciation

Forward Currency Contracts	Net realized gain (loss) on foreign currency transactions/ Change in unrealized appreciation/depreciation on foreign currency translations	$544,840	$(40,457)

Global Infrastructure Fund

Derivatives	Statements of Operations Location	Net Realized Gain	Change in Unrealized Depreciation

Forward Currency Contracts	Net realized gain (loss) on foreign currency transactions/ Change in unrealized appreciation/depreciation on foreign currency translations	$222,818	$(140,347)

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

International Real Estate Equity Fund

	Year Ended October 31, 2012*		Year Ended October 31, 2011*

	Shares	Amount	Shares	Amount

Class A
Shares sold	5,775	$104,301	N/A	N/A
Shares issued in reinvestment of dividends	—	—	N/A	N/A
Redemption fees	—	2	N/A	N/A
Shares redeemed	(3)	(68)	N/A	N/A

Total net change	5,772	$104,235	N/A	N/A

Institutional Class
Shares sold	1,267,230	$25,993,269	2,195,037	$54,635,072
Shares issued in reinvestment of dividends	439,750	7,845,139	511,118	13,263,510
Redemption fees	—	7,619	—	17,897
Shares redeemed	(5,530,908)	$(110,942,385)	(9,023,277)	(217,285,470)

Total net change	(3,823,928)	$(77,096,358)	(6,317,122)	$(149,368,991)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2012

Realty Income & Growth Fund

	Year Ended October 31, 2012*		Year Ended October 31, 2011*

	Shares	Amount	Shares	Amount

Class A
Shares sold	6,414	$100,066	N/A	N/A
Shares issued in reinvestment of dividends	191	3,339	N/A	N/A
Redemption fees	—	3	N/A	N/A
Shares redeemed	(4)	(64)	N/A	N/A

Total net change	6,601	$103,344	N/A	N/A

Institutional Class
Shares sold	636,722	$10,633,686	827,759	$13,192,635
Shares issued in reinvestment of dividends	240,721	4,087,030	292,882	4,499,252
Redemption fees	—	3,610	—	16,325
Shares redeemed	(1,267,504)	(21,452,717)	(1,973,312)	(30,125,866)

Total net change	(390,061)	$(6,728,391)	(852,671)	$(12,417,654)

Cyclical Advantage Property Fund

	Year Ended October 31, 2012*		Year Ended October 31, 2011*

	Shares	Amount	Shares	Amount

Institutional Class
Shares sold	73,565	$1,522,677	60,571	$1,267,115
Shares issued in reinvestment of dividends	14,259	244,257	11,900	256,450
Redemption fees	—	77	—	109
Shares redeemed	(272,500)	(5,343,438)	(426,350)	(8,731,566)

Total net change	(184,676)	$(3,576,427)	(353,879)	$(7,207,892)

Emerging Markets Real Estate Fund

	Year Ended October 31, 2012*		Year Ended October 31, 2011*

	Shares	Amount	Shares	Amount

Class A
Shares sold	8,184	$111,813	N/A	N/A
Shares issued in reinvestment of dividends	—	—	N/A	N/A
Redemption fees	—	—	N/A	N/A
Shares redeemed	—	—	N/A	N/A

Total net change	8,184	$111,813	N/A	N/A

Institutional Class
Shares sold	25,841	$393,744	189,308	$3,315,249
Shares issued in reinvestment of dividends	—	—	13,959	256,293
Redemption fees	—	560	—	569
Shares redeemed	(68,074)	(1,053,041)	(81,399)	(1,314,069)

Total net change	(42,233)	$(658,737)	121,868	$2,258,042

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2012

          Global Infrastructure Fund

	Year Ended October 31, 2012*		Year Ended October 31, 2011*

	Shares	Amount	Shares	Amount

Class A
Shares sold	107,333	$1,627,209	N/A	N/A
Shares issued in reinvestment of dividends	1,338	20,570	N/A	N/A
Redemption fees	—	18	N/A	N/A
Shares redeemed	(541)	(7,742)	N/A	N/A

Total net change	108,130	$1,640,055	N/A	N/A

Institutional Class
Shares sold	1,517,961	$22,312,167	2,247,714	$33,763,890
Shares issued in reinvestment of dividends	89,244	1,337,634	34,028	498,618
Redemption fees		2,350	—	1,381
Shares redeemed	(683,673)	(10,416,319)	(395,432)	(5,235,409)

Total net change	923,532	$13,235,832	1,886,310	$29,028,480

Global Consumer Growth Fund

	Year Ended October 31, 2012*		Year Ended October 31, 2011*

	Shares	Amount	Shares	Amount

Class A
Shares sold	11,173	$100,000	N/A	N/A
Shares issued in reinvestment of dividends	—	—	N/A	N/A
Redemption fees	—	—	N/A	N/A
Shares redeemed	—	—	N/A	N/A

Total net change	11,173	$100,000	N/A	N/A

Institutional Class
Shares sold	2,286	$24,200	202,816	$2,027,480
Shares issued in reinvestment of dividends	878	7,862	—	—
Redemption fees	—	—	—	—
Shares redeemed	—	—	—	—

Total net change	3,164	$32,062	202,816	$2,027,480

* Class A commenced operations on December 30, 2011.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2012 are as follows:

	Purchases	Sales

International Real Estate Equity Fund	$38,450,551	$140,374,026
Realty Income & Growth Fund	32,523,686	35,272,712
Cyclical Advantage Property Fund	12,594,419	21,498,550
Emerging Markets Real Estate Fund	4,176,689	4,743,377
Global Infrastructure Fund	73,075,961	57,546,559
Global Consumer Growth Fund	402,870	264,550

          The Funds did not have purchases and sales of U.S. Government obligations for the year ended October 31, 2012.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2012

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. Each of the Funds, except for the Cyclical Advantage Property Fund, has adopted distribution and servicing plans (the “Plans”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the average daily net assets of the Class A shares of the Funds. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Fund, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.

International Real Estate Equity Fund, Realty Income & Growth Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Consumer Growth Fund incurred $238, $233, $249, $1,231 and $236, respectively, pursuant to the Plans for the year ended October 31, 2012.

The Plans for the Funds may be terminated at any time by vote of the Board of Trustees of the Equity Trust who are not “interested persons,” as defined by the 1940 Act, of the Equity Trust, or by vote of a majority of the outstanding voting shares of the respective class.

Alpine Woods Capital Investors, LLC (the “Adviser”) makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. On February 2, 2012, the Board of Trustees approved, subject to certain limitations, the reimbursement to the Adviser by the appropriate Fund, of up to a certain percentage of such fees paid by the Adviser to intermediaries that provide omnibus account services, sub-accounting services, and/or networking services. Reimbursement of these fees are subject to review by the Board of Trustees and are included in the transfer agent fees in the Statements of Operations.

6.	Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

The Adviser provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Realty Income & Growth Fund and the Cyclical Advantage Property Fund, the Adviser is entitled to an annual fee based on each Fund’s average daily net assets, in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

The Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the International Real Estate Equity Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Consumer Growth Fund.

The Adviser agreed to reimburse the Realty Income & Growth Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Consumer Growth Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.75%, 1.60%, 1.60% and 1.60%, respectively, of the Fund’s Class A Shares average daily net assets, and 1.50%, 1.35%, 1.35% and 1.35% of each Fund’s Institutional Class Shares average daily net assets. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Funds to exceed such cap on expenses. For the year ended October 31, 2012, the Adviser waived investment advisory fees and other expenses totaling $65,965 and $84,997 for the Emerging Markets Real Estate Fund and Global Consumer Growth Fund, respectively. The expense limitations will remain in effect for the Funds through February 28, 2013 unless and until the Board of Trustees of the Equity Trust approves their modification or termination with respect to the Funds.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2012

Waived expenses subject to potential recovery by year of expiration are as follows:

Years of Expiration	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

10/31/2013	$31,563	$30,973	$—

10/31/2014	$48,844	$27,165	$26,927

10/31/2015	$65,965	$—	$84,997

State Street Bank and Trust Company (“SSBT”) serves as the Funds’ administrator pursuant to an Administration Agreement with the Funds. As compensation for its services to the Funds, SSBT receives an annual administration fee of 0.02% of total net assets on the first $5 billion and 0.015% on total net assets exceeding $5 billion, computed daily and payable monthly.

7.	Transactions with Affiliates:

The following issuers are affiliated with the International Real Estate Equity Fund; that is, the Fund held 5% or more of the outstanding voting securities during the year ended October 31, 2012. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

Issuer Name	Balance at October 31, 2011	Purchases	Sales	Balance at October 31, 2012	Value at October 31, 2012	Realized Loss

Yatra
Capital, Ltd.	1,491,800	—	48,105	1,443,695	$5,782,145	$(447,969)

8.	Concentration of Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

9.	Federal Income Tax Information:

At October 31, 2012, the components of distributable earnings on a tax basis were as follows:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

Undistributed ordinary Income	$1,897,548	$—	$276,013
Accumulated capital loss	(1,099,421,435)	(4,663,247)	(54,626,492)
Unrealized appreciation/depreciation	(53,692,119)	30,743,009	9,422,818

Total	$(1,151,216,006)	$26,079,762	$(44,927,661)

	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

Undistributed ordinary Income	$58,098	$—	$7,301
Accumulated capital loss	(113,559)	(459,887)	(44,895)
Unrealized appreciation/depreciation	606,575	3,761,199	209,084

Total	$551,114	$3,301,312	$171,490

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2012

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2012, the effects of certain differences were reclassified as follows:

	Capital stock	Accumulated net investment income (loss)	Accumulated net realized gains (losses)

International Real Estate Equity Fund	$1	$1,582,908	$(1,582,909)
Realty Income & Growth Fund	(1,600,402)	1,602,246	(1,844)
Cyclical Advantage Property Fund	(2)	16,837	(16,835)
Emerging Markets Real Estate Fund	(3)	37,176	(37,173)
Global Infrastructure Fund	(25,122)	(15,546)	40,668
Global Consumer Growth Fund	—	(325)	325

As of October 31, 2012, the net unrealized appreciation/depreciation of investments, excluding foreign currency, based on federal tax costs was as follows:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

Cost of investments	$360,944,152	$85,831,927	$49,863,285

Gross unrealized appreciation	71,271,206	33,099,791	15,632,586
Gross unrealized depreciation	(124,956,159)	(2,356,792)	(6,209,661)

Net unrealized appreciation (depreciation)	(53,684,953)	30,742,999	9,422,925

	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

Cost of investments	$3,775,046	$44,962,033	$2,023,607

Gross unrealized appreciation	732,792	5,834,176	398,178
Gross unrealized depreciation	(126,185)	(2,072,805)	(189,090)

Net unrealized appreciation (depreciation)	606,607	3,761,371	209,088

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the years ended October 31, 2012 and 2011 were as follows:

	2012	2011

International Real Estate Equity Fund
Ordinary income	$8,892,777	$15,264,706
Long-term capital gain	—	—

	$8,892,777	$15,264,706

Realty Income & Growth Fund
Ordinary income	$4,526,628	$4,932,978
Long-term capital gain	—	—

	$4,526,628	$4,932,978

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2012

	2012	2011

Cyclical Advantage Property Fund
Ordinary income	$251,458	$265,892
Long-term capital gain	—	—

	$251,458	$265,892

Emerging Markets Real Estate Fund
Ordinary income	$—	$98,488
Long-term capital gain	—	166,713

	$—	$265,201

Global Infrastructure Fund
Ordinary income	$1,775,501	$535,700
Long-term capital gain	—	1,004
Return of capital	—	8,682

	$1,775,501	$545,386

Global Consumer Growth Fund
Ordinary income	$7,862	$—
Long-term capital gain	—	—

	$7,862	$—

During the year ended October 31, 2012, the Realty Income & Growth Fund, Cyclical Advantage Property Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Consumer Growth Fund utilized $6,287,395, $4,570,317, $62,593, $58,397 and $607 of capital loss carryovers, respectively.

Capital loss carryovers as of October 31, 2012 are as follows:

Expiration Date	International Real Estate Equity Fund	Realty Income & Growth Fund	Cyclical Advantage Property Fund

10/31/2015	$—	$—	$228,943
10/31/2016	$384,892,332	$—	$19,372,953
10/31/2017	$546,087,879	$4,663,247	$26,502,747
10/31/2018	$65,121,028	$—	$8,521,849
10/31/2019	$63,938,162	$—	$—

Expiration Date	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Consumer Growth Fund

10/31/2015	$—	$—	$—
10/31/2016	$—	$—	$—
10/31/2017	$—	$—	$—
10/31/2018	$—	$—	$—
10/31/2019	$113,559	$459,887	$—

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (“the Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2012

Capital loss carryover as of October 31, 2012 with no expiration are as follows:

Fund	Short Term	Long Term

International Real Estate Equity Fund	$3,599,589	$35,782,445
Global Consumer Growth Fund	44,895	—

In accordance with U.S. GAAP, the Funds have previously adopted accounting standards related to the accounting for uncertain tax positions. In accordance with this guidance, the Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of October 31, 2012, open Federal and New York tax years include the tax years ended October 31, 2009 through 2012. The Funds have no examinations in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken in previous years or expected to be taken on the tax return for the fiscal year ended October 31, 2012. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

10.	Subsequent Events:

On December 19, 2012, the Board of Trustees approved an expense cap reduction on the Realty Income & Growth Fund from 1.75% to 1.60% on Class A Shares, and from 1.50% to 1.35% on Institutional Class Shares.

Alpine Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Alpine Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Alpine Equity Trust, comprised of the Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund, and Alpine Global Consumer Growth Fund (collectively the “Funds”) as of October 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Cyclical Advantage Property Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund, and Alpine Global Consumer Growth Fund of Alpine Equity Trust, as of October 31, 2012, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Princeton, New Jersey
December 28, 2012

Alpine Mutual Funds

Information about your Funds Expenses (unaudited)
October 31, 2012

Fund expenses

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2012 and held for the six months ended October 31, 2012.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Alpine International Real Estate Equity Fund

Based on actual total return (1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Class A	5.17%	$1,000.00	$1,051.70	1.77%	$9.13

Institutional	5.26%	$1,000.00	$1,052.60	1.52%	$7.84

Based on hypothetical total return (1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Class A	5.00%	$1,000.00	$1,016.24	1.77%	$8.97

Institutional	5.00%	$1,000.00	$1,017.50	1.52%	$7.71

Alpine Mutual Funds

Information about your Funds Expenses (unaudited)—Continued
October 31, 2012

Alpine Realty Income & Growth Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Class A	(0.04)%	$1,000.00	$999.60	1.71%	$8.60

Institutional	0.15%	$1,000.00	$1,001.50	1.47%	$7.40

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Class A	5.00%	$1,000.00	$1,016.54	1.71%	$8.67

Institutional	5.00%	$1,000.00	$1,017.75	1.47%	$7.46

Alpine Cyclical Advantage Property Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	15.83%	$1,000.00	$1,158.30	1.55%	$8.41

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,017.34	1.55%	$7.86

Alpine Emerging Markets Real Estate Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Class A	5.68%	$1,000.00	$1,056.80	1.61%	$8.32

Institutional	5.73%	$1,000.00	$1,057.30	1.36%	$7.03

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Class A	5.00%	$1,000.00	$1,017.04	1.61%	$8.16

Institutional	5.00%	$1,000.00	$1,018.30	1.36%	$6.90

Alpine Mutual Funds

Information about your Funds Expenses (unaudited)—Continued
October 31, 2012

Alpine Global Infrastructure Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Class A	4.23%	$1,000.00	$1,042.30	1.68%	$8.62

Institutional	4.35%	$1,000.00	$1,043.50	1.37%	$7.04

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Class A	5.00%	$1,000.00	$1,016.69	1.68%	$8.52

Institutional	5.00%	$1,000.00	$1,018.25	1.37%	$6.95

Alpine Global Consumer Growth Fund

Based on actual total return (1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Class A	0.94%	$1,000.00	$1,009.40	1.60%	$8.08

Institutional	1.13%	$1,000.00	$1,011.30	1.35%	$6.83

Based on hypothetical total return (1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Class A	5.00%	$1,000.00	$1,017.09	1.60%	$8.11

Institutional	5.00%	$1,000.00	$1,018.35	1.35%	$6.85

(1)	For the six months ended October 31, 2012.
(2)

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	Hypothetical expense examples assume a 5% return over a hypothetical 184 day period.

Alpine Mutual Funds

Additional Information (unaudited)
October 31, 2012

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

H. Guy Leibler (58)	Independent Trustee	Indefinite, since the Trust’s inception	Private investor, since 2007; Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	17	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts.**

Jeffrey E. Wacksman (52)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	17	Director, International Succession Planning Association; Director, Bondi Icebergs Inc. (Women’s Sports-wear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.*

James A. Jacobson (67)	Independent Trustee	Indefinite, since July 2009	Retired, since November 2008; Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC, January 2003 to November 2008.	17	Trustee, Allianz Global Investors Multi-Funds. Trustee, each of the Alpine Trusts.*

Eleanor T.M. Hoagland (61)	Independent Trustee	Indefinite, since October 2012	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (since 2011); Vice President (2008-2010) and CCO (2009-2010), Ameriprise Financial Inc.; Managing Director (2000-2008) and CCO (2004-2008), J. & W. Seligman & Co. Incorporated.	17	Trustee of each of the Alpine Trusts.*

**

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

Alpine Mutual Funds

Additional Information (unaudited)—Continued
October 31, 2012

Interested Trustees & Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (56)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception	CEO of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	17	Trustee, each of the Alpine Trusts.

Stephen A. Lieber*** (87)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	17	None

John Megyesi (52)	Chief Compliance Officer	Indefinite, since January 2009	Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).	17	None

Ronald Palmer (44)	Chief Financial Officer and Treasurer	Indefinite, since January 2010	Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Investment Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).	17	None

Andrew Pappert (32)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	17	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.
**

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

***	Stephen A. Lieber is the father of Samuel A. Lieber.

Further information regarding the Fund’s Trustees is also available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling 1-888-785-5578.

Alpine Mutual Funds

Additional Information (unaudited)—Continued
October 31, 2012

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2012 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	1%
Cyclical Advantage Property Fund	71%
Emerging Markets Real Estate Fund	0%
Global Infrastructure Fund	57%
Global Consumer Growth Fund	100%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2012 as dividends qualifying for the dividends received deduction available to corporate shareholders.

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	0%
Cyclical Advantage Property Fund	19%
Emerging Markets Real Estate Fund	0%
Global Infrastructure Fund	12%
Global Consumer Growth Fund	100%

The Funds designated the following percentages of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	0%
Cyclical Advantage Property Fund	0%
Emerging Markets Real Estate Fund	0%
Global Infrastructure Fund	0%
Global Consumer Growth Fund	0%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2012.

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Alpine Mutual Funds

Additional Information (unaudited)—Continued
October 31, 2012

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SHAREHOLDER MEETING

On June 8, 2012, the Trusts held their Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on proposals below. The results stated as a percentage of the shares voted are as follows:

Proposal 1: To elect H. Guy Leibler, James A. Jacobson, Jeffrey E. Wacksman, and Samuel A. Lieber as Trustee to the Board of Trustees for an indefinite term or until his successor has been duly elected and qualified.

	For	Withheld
H. Guy Leibler	95.47%	4.53%
James A. Jacobson	95.57%	4.43%
Jeffrey E. Wacksman	95.48%	4.52%
Samuel A. Lieber	95.48%	4.52%

Proposal 2: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

For	82.90%
Against	15.03%
Abstain	2.07%

TRUSTEES
Samuel A. Lieber Eleanor T.M. Hoagland James A. Jacobson H. Guy Leibler Jeffrey E. Wacksman

CUSTODIAN & ADMINISTRATOR
State Street Bank & Trust Company One Lincoln Street Boston, MA 02111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP 500 College Road East Princeton, NJ 08540

FUND COUNSEL
Wilkie Farr & Gallagher 787 7th Avenue, 40th FL
New York, NY 10019

DISTRIBUTOR
Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC 2500 Westchester Ave., Suite 215 Purchase, NY 10577

TRANSFER AGENT
Boston Financial Data Services Two Heritage Drive North Quincy, MA 02171

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578 www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as Exhibit 12(A)(1) hereto.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The Board of Trustees has determined that James A. Jacobson and H. Guy Leibler are audit committee financial experts. Messrs. Jacobson and Leibler are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Jacobson qualifies as an audit committee financial expert based on his extensive experience in the financial services industry, including serving for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm and as a member of the NYSE Board of Directors (including terms as Vice Chair), his other board service, as well as his educational background. It has been determined that Mr. Leibler qualifies as an audit committee financial expert based on his substantial experience as a senior executive of an operating company actively supervising principal financial officers in the preparation of financial statements, other board service, as well as his educational background.

(a)(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2011 was $124,468 and fiscal year 2012 was $89,390.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2011 and $0 in fiscal year 2012.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $22,794 in fiscal year 2011 and $20,357 in fiscal year 2012.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 in fiscal year 2011 and $10,947 in fiscal year 2012. The fees were for consulting and advisory services regarding enterprise risk management.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2) No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $0 in fiscal year 2011 and $109,474 in fiscal year 2012.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments

(a) Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Equity Trust

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	January 7, 2013